UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
☑	Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Newmont Mining Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Newmont Mining Corporation 6363 South Fiddler’s Green Circle Greenwood Village, Colorado 80111 USA

Notice of 2012 Annual Meeting of Stockholders

Date of Meeting:	Tuesday, April 24, 2012

Time:	11:00 a.m., local time

Place:	Hotel du Pont 11th and Market Streets Wilmington, Delaware 19801

Purpose:	1. Elect directors;

2. Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2012;

3. To approve, on an advisory basis, the compensation of the Named Executive Officers; and

4. Transact such other business that may properly come before the meeting.
Record Date:	February 24, 2012

Under the Securities and Exchange Commission rules, we have elected to use the Internet for delivery of Annual Meeting materials to our stockholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with our Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. If you are unable to attend, please promptly vote your shares by telephone or Internet or by signing, dating and returning the enclosed proxy card at your earliest convenience. Voting by the Internet or telephone is fast, convenient, and enables your vote to be immediately confirmed and tabulated, which helps Newmont reduce postage and proxy tabulation costs. Your vote is important so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

By Order of the Board of Directors

Stephen P. Gottesfeld
Senior Vice President, General Counsel and Secretary

March 7, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2012

Our Notice of Meeting, Proxy Statement and Annual Report are available at

http://bnymellon.mobular.net/bnymellon/NEM

2012 Proxy Statement

i

PROXY STATEMENT

General Information

Notice of Internet Availability of Proxy Materials.

On or about March 13, 2012, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to most of our stockholders containing instructions on how to access the proxy materials and to vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. For more information on voting your stock, please see “Voting Your Shares” below. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice. Your vote is important no matter the extent of your holdings.

Stockholders Entitled to Vote.

The holders of record of the following securities at the close of business on February 24, 2012, (the “Record Date”) are entitled to vote at Newmont Mining Corporation’s (“Newmont” or the “Company”) 2012 Annual Meeting of Stockholders to be held on Tuesday, April 24, 2012 (the “Annual Meeting”):

•	common stock of Newmont, par value $1.60 per share, of which there were 490,193,745 shares outstanding as of the record date; and

•

exchangeable shares of Newmont Mining Corporation of Canada Limited, a Canadian federal corporation (“Newmont Canada”), of which there were 4,915,685 shares as of the record date entitled to vote pursuant to the terms of the Newmont Special Voting Stock described below.

Voting Your Shares.

Newmont Common Stock. Each share of common stock that you own entitles you to one vote. Your Notice or proxy card shows the number of shares of common stock that you own. You may elect to vote in one of three methods:

•	By Mail - If you have received or requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.

•	By Internet - If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.

•

In Person - You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

•

If you hold Newmont Common Stock at your Broker - If your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. Your Voting Instruction Form from Broadridge or your Notice provides information on how to vote your shares. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as ratification of auditors but cannot vote on “non-routine” matters, which now include matters such as votes for the election of directors and the Say-on-Pay proposal. Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Newmont Exchangeable Shares. Each Newmont exchangeable share that you own has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to rights of shares of Newmont common stock. Holders of exchangeable shares have a right through a Voting and Exchange Trust Agreement (the “Voting Agreement”) to vote at stockholders’ meetings of Newmont. The exchangeable shares, however, are not shares issued by Newmont and, therefore, a holder of exchangeable shares is not a registered stockholder of Newmont, but is a registered stockholder of Newmont Canada. The exchangeable shares are exchangeable at the option of the holders into the Company’s common stock on a one-for-one basis. There are two ways to vote your exchangeable shares:

•

By Mail - You may vote by signing and returning the enclosed Voting Instruction Form. This form permits you to instruct Computershare Trust Company of Canada, as trustee under the Voting Agreement (the “Trustee”), to vote at the Annual Meeting. The Trustee holds one share of special voting stock of Newmont (the “Newmont Special Voting Stock”) that is entitled to vote on all matters on which the shares of the Company’s common stock vote. The Newmont Special Voting Stock has a number of votes in respect to the Annual Meeting equal to the lesser of (a) the number of exchangeable shares outstanding on the record date (other than the Company’s exchangeable shares held by Newmont or its affiliates), or (b) 10% of the total number of votes corresponding to the common stock then outstanding. Based upon the foregoing, the Trustee will be entitled to cast up to 4,915,685 votes at the Annual Meeting. The Trustee must receive your voting instructions by 5:00 p.m. in Toronto, Ontario, Canada, on April 23, 2012. This will give the Trustee time to tabulate the voting instructions and vote on your behalf. The Trustee will exercise each vote attached to the Newmont Special Voting Stock only on the basis of instructions received from the relevant holders of exchangeable shares. In the absence of instructions from a holder as to voting, the Trustee will not have any voting rights with respect to such exchangeable shares.

•

In Person - You may attend the Annual Meeting and vote in person. As a holder of exchangeable shares, you may attend the Annual Meeting in person to vote directly the number of votes to which you are entitled under the Voting Agreement. Please refer to the Notice to Exchangeable Shareholders and Voting Instruction Form for additional instructions on voting at the meeting.

Quorum, Tabulation and Broker Non-Votes and Abstentions.

Quorum. The holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. For purposes of determining the presence of a quorum, “shares of capital stock of the Company” include all shares of common stock and the maximum number of shares of common stock that the Trustee of the Newmont exchangeable shares is entitled to vote at the Annual Meeting.

Tabulating Votes and Voting Results. Votes at the Annual Meeting will be tabulated by two inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board of Directors. The inspectors of election will treat shares of capital stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Broker Non-Votes and Abstentions. Abstentions and “broker non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions have the same effect as votes against proposals presented to stockholders. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

Votes Required to Approve the Proposals.

Proposal	Vote Required
Election of Directors	Majority of votes cast for the Nominees.
Ratification of independent auditors for 2012	Majority of stock present in person or by proxy and entitled to vote on the Ratification.
To approve, on an advisory basis, the compensation of the Named Executive Officers	Non-binding advisory vote – majority of stock present in person or by proxy and entitled to vote.

Election of Directors. Brokers, banks and other financial institutions can no longer vote your stock on your behalf for the election of directors if you have not provided instructions on your voting instruction form, by telephone or Internet. For your vote to be counted, you must submit your voting instructions to your broker or custodian.

Ratify PricewaterhouseCoopers LLP as the Company’s Independent Auditors for 2012. The affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, at the Annual Meeting is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2012.

Advisory Say-On-Pay Vote. Because the vote on Compensation of the Named Executive Officers is advisory in nature, it will not: (1) affect any compensation already paid or awarded to any Named Executive Officer, (2) be binding on or overrule any decisions by the Board of Directors, (3) create or imply any additional fiduciary duty on the part of the Board of Directors, and (4) restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

Other Items. If any other items are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, in order to be approved.

Revocation of Proxy or Voting Instruction Form.

Revocation of Newmont Common Stock Proxy. A stockholder who executes a proxy may revoke it by delivering to the Secretary of the Company, at any time before the proxies are voted, a written notice of revocation bearing a later date than the proxy, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). A stockholder also may substitute another person in place of those persons presently named as proxies. Written notice revoking or revising a proxy should be sent to the attention of the Secretary, Newmont Mining Corporation, at 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA.

Revocation of Newmont Exchangeable Shares Voting Instruction Form. A registered holder of Newmont exchangeable shares who has submitted a Voting Instruction Form may revoke the Voting Instruction Form by completing and signing a Voting Instruction Form bearing a later date and depositing it with the Trustee. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on April 23, 2012.

A non-registered holder of Newmont exchangeable shares may revoke a Voting Instruction Form at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a Voting Instruction Form that is not received by the intermediary at least ten days prior to the Annual Meeting.

Solicitation Costs.

The cost of preparing and mailing the Notice, requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. The proxy materials will be mailed to the holders of the Company’s common stock, and Newmont exchangeable shares, on March 13, 2012. In addition, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company has retained Georgeson Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $15,000. All costs of the solicitation will be borne by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to beneficial owners of common stock and exchangeable shares.

Notes to Participants in Newmont Employee Retirement Savings Plans.

Participants in the Retirement Savings Plan of Newmont and Retirement Savings Plan for Hourly-Rated Employees of Newmont. If you are a participant in the Retirement Savings Plan of Newmont or Retirement Savings Plan for Hourly-Rated Employees of Newmont (401(k) Plans) and hold the Company’s common stock under either of the 401(k) Plans, you will be furnished a Notice containing instructions on how to access the proxy materials and to vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. The 401(k) Plans are administered by Vanguard, as trustee. The trustee, as the stockholder of record of the Company’s common stock held in the plans, will vote the shares held for you in accordance with the directions you provide. If you do not vote your shares by 11:59 p.m. Eastern time on April 19, 2012, the Trustee will vote your common shares in the 401(k) Plans in the same proportion as it votes shares as to which directions have been received.

Stockholder Proposals for the 2013 Annual Meeting.

For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2013 Annual Meeting, the proposal must have been received by us at our principal executive offices no later than November 7, 2012. Proposals should be sent to the attention of the Secretary of the Company at 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA. We are not required to include in our proxy statement and form of proxy a stockholder proposal that was received after that date or that otherwise fails to meet the requirements for stockholder proposals established by SEC regulations.

In addition, under our By-Laws, stockholders must give advance notice of nominations for directors or other business to be addressed at the 2013 Annual Meeting no later than the close of business on February 23, 2013. The advance notice must be delivered to the attention of the Secretary of the Company at 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA.

Voting Results.

The results of the voting at the 2012 Annual Meeting of Stockholders will be reported on Form 8-K and filed with the Securities and Exchange Commission within four business days after the end of the meeting.

Proposal No. 1 — Election of Directors

Voting for Directors.

If you hold your Newmont stock through a broker, bank or other financial institution, your Newmont stock will no longer be voted on your behalf on the election of directors unless you complete and return the Voting Instruction Form or follow the instructions provided to you to vote your stock via telephone or the Internet. If you do not instruct your broker, bank or other financial institution how to vote, your votes will be counted as “broker non-votes” and your shares will not be represented in the election of directors vote at the Annual Meeting.

Majority Vote Standard for the Election of Directors.

Our By-Laws were amended to require that in an uncontested election each director will be elected by a vote of the majority of the votes cast, which means the number of votes cast “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall include votes to withhold authority, but shall exclude abstentions. Votes will not be deemed cast if no authority or direction is given.

If a nominee for director does not receive the vote of at least a majority of votes cast at the Annual Meeting, it is the policy of the Board of Directors that the director must tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee will make a recommendation to the Board whether to accept or reject the tendered resignation, or whether other action should be taken, taking into account all of the facts and circumstances. The director who has tendered his or her resignation will not take part in the deliberations. For additional information, our Corporate Governance Guidelines are available on our website at www.newmont.com/our-investors/our-governance.

Director Skills and Qualifications.

In addition to meeting the minimum qualifications set out by the Board of Directors under “Director Nomination Process and Review of Director Nominees,” each nominee also brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including board service, corporate governance, compensation, executive management, private equity, finance, mining, operations, manufacturing, marketing, government, law, international business and health, safety, environmental and social responsibility. The unique background, skills and qualifications that led the Board of Directors and the Corporate Governance and Nominating Committee to the conclusion that each of the nominees should serve as a director for Newmont are set forth in the “Nominees” section below.

Board of Directors Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE FOLLOWING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Nominees.

Each of the 11 persons named below is a nominee for election as a director at the Annual Meeting for a term of one year or until his/her successor is elected and qualified. Unless authority is withheld, the proxies will be voted for the election of such nominees. All such nominees are currently serving as directors of the Company. All such nominees were elected to the Board of Directors at the last Annual Meeting except for Bruce R. Brook and Jane Nelson, who were elected to the Board of Directors on October 25, 2011. If any such nominees cannot be a candidate for election at the Annual Meeting, then the proxies will be voted either for a substitute nominee designated by the Board of Directors or for the election of only the remaining nominees.

Glen A. Barton, a director of Newmont since 2001, is not eligible to stand for re-election due to the age retirement provision in our Corporate Governance Guidelines. Newmont and the Board of

Directors express their deepest appreciation to Mr. Barton for his outstanding and dedicated service and leadership to Newmont, for his many contributions to the deliberations of the Board and as a valued member of the committees of the Board. No person is being nominated at the Annual Meeting to fill the vacancy created by his departure. Instead, the directors expect to reduce the size of the Board of Directors from twelve to eleven members, effective when Mr. Barton ceases to be a director.

The following table sets forth information as to each nominee for election, including his or her age (as of the Record Date), and background, including his or her principal occupation during the past five years, current directorships, and skills and qualifications, of each nominee:

BRUCE R. BROOK, 56, currently serves as a Director for Boart Longyear Limited, Programmed Group (as Chairman) and CSL Limited.

Director Qualifications:

•

Financial Expertise — Prior service as the Chairman of the Audit Committee of Lihir Gold Limited and as Chief Financial Officer of WMC Resources Limited, Deputy CFO of ANZ Banking Group Limited, Group Chief Accountant of Pacific Dunlop Limited, and General Manager, Group Accounting positions at CRA Limited and Pasminco Limited. Current Chairman of the Audit Committee of Boart Longyear Limited and member of the Audit Committee of CSL Limited. Currently serves as a member of the Financial Reporting Council, an agency of the Australian Commonwealth, which oversees the work of the Accounting Standards Board and the Auditing Standards Board, and advises the Australian Government on matters relating to corporate regulation.

•	International Experience — Extensive international experience as a director of multiple international companies, including Boart Longyear Limited, Programmed Group and CSL Limited.

•

Operational and Industry Expertise — Experience as a Director of Lihir Gold Limited, Energy Developments Limited and Consolidated Minerals Limited. Currently serves as a Director of Deep Exploration Technologies Co-operative Research Centre, a collaborative research program researching safer, more advanced and more cost effective geological exploration and drilling methods.

Board Experience:

Service on the Company’s Board of Directors since 2011, as well as on the boards of several companies, including Boart Longyear Limited since February 2007, and CSL Limited since August 2011, and as Chairman of Programmed Group since June 2010. Former Director and Chairman of the Audit Committees of Lihir Gold Limited, Consolidated Minerals Limited, Energy Developments Limited and Snowy Hydro Limited.

VINCENT A. CALARCO, 69, Non-Executive Chairman of Newmont Mining Corporation from 2008 to present. Former Chairman of Crompton Corporation (now known as Chemtura Corporation), a specialty chemical company, having served in that position from 1996 to 2004. President and Chief Executive Officer thereof from 1985 to 2004.

Director Qualifications:

•	CEO/Executive Management Skills — Experience as Chairman, President and Chief Executive Officer of Crompton Corporation and Non-Executive Chairman of Newmont.

•

Financial Expertise — Experience serving on the Company’s Audit Committee and as the Chairman of the Audit Committee of the Board of Directors of Consolidated Edison of New York. Extensive financial oversight experience in senior management roles.

•

International Experience — Extensive senior executive experience working with multinational operations at Crompton Corporation, which has global manufacturing facilities on five continents and conducts business in over 120 countries, as well as experience establishing inter-industry relationships and negotiating product safety regulations as Chairman of several domestic and international chemical industry trade associations.

•

Operational and Industry Expertise — Extensive experience in the chemical industry, a process industry with similar operating characteristics and issues, and prior service on the Board of Directors of a copper mining company, Asarco Corporation.

•	Compensation Expertise — Current service as Chairman of the Compensation Committee of Citadel Plastics and participation in compensation, benefits and related decisions in senior executive roles.

Board Experience:

Service on the Company’s Board of Directors since 2000, as well as on the boards of several other companies, including as a current director of Consolidated Edison, Inc. and CPG International Inc., and prior service as a director at Asarco Corporation.

JOSEPH A. CARRABBA, 59, Chairman, President and Chief Executive Officer of Cliffs Natural Resources Inc., formerly Cleveland-Cliffs Inc, since May 2007. Served as the company’s President and Chief Executive Officer from 2006 to 2007 and as President and Chief Operating Officer from 2005 to 2006. Previously served as President and Chief Operating Officer of Diavik Diamond Mines, Inc. from 2003 to 2005.

Director Qualifications:

•	CEO/Executive Management Skills — Experience as Chairman, President and Chief Executive Officer of Cliffs Natural Resources Inc. and other executive management positions noted above.

•	Financial Expertise — Extensive financial management experience in senior executive roles.

•

Operational and Industry Expertise — Operational experience in the mining industry, including as former President and Chief Operating Officer of Cliffs Natural Resources Inc., former President and Chief Operating Officer of Diavik Diamond Mines, Inc. and former General Manager of Weipa Bauxite Operation of Comalco Aluminum. Awarded a Bachelor’s Degree in Geology from Capital University.

•

International Experience — Extensive senior executive experience working with multinational mining operations, including with Cliffs Natural Resources Inc., which has operations in North America, Australia, Latin America and Asia.

•	Health, Safety, Environmental and Social Responsibility Experience — Experience serving on the Company’s Operations and Safety Committee and the Environmental and Social Responsibility Committee.

Board Experience:

Service on the Company’s Board of Directors since 2007, as well as on the boards of several other companies, including as a current director of Cliffs Natural Resources Inc. and KeyCorp.

NOREEN DOYLE, 62, Retired First Vice President of the European Bank for Reconstruction and Development (“EBRD”), having served in that position from 2001 to 2005, and in other executive positions with the EBRD since 1992.

Director Qualifications:

•

Financial Expertise — Extensive experience in banking and finance at Bankers Trust Company and at the EBRD, including experience as head of risk management and head of banking at EBRD. Experience serving on the Company’s Audit Committee, including as Chair, and the Audit Committees of the Board of Directors of QinetiQ Group plc and Rexam PLC.

•	International Experience — Extensive senior executive experience working with businesses, global and local, and governments throughout eastern Europe and the former Soviet Union.

•

Health, Safety, Environmental and Social Responsibility Experience — Experience at EBRD included specific focus on environmental specifications of projects and attention to the social dimensions of investment. Experience serving on the Company’s Environmental and Social Responsibility Committee.

Board Experience:

Service on the Company’s Board of Directors since 2005, as well as on the boards of several other companies, including as a current director of Credit Suisse Group, QinetiQ plc and Rexam PLC. Member of advisory panels for Macquarie European Infrastructure Fund and Macquarie Renaissance Infrastructure Fund.

VERONICA M. HAGEN, 66, Chief Executive Officer of Polymer Group, Inc. since April 2007. President and Chief Executive Officer of Sappi Fine Paper North America from 2004 to 2007. Executive positions with Alcoa, Inc. since 1998, including Vice President and Chief Customer Officer from 2003 to 2004 and Vice President, Alcoa North American Extrusions from 2001 to 2003.

Director Qualifications:

•	CEO/Executive Management Skills — Experience as Chief Executive Officer of Polymer Group, Inc., and former President and Chief Executive Officer of Sappi Fine Paper North America.

•

Industry and Operational Expertise — Extensive mining industry experience, including in executive positions with Alcoa, Inc., an international aluminum producer, for over 10 years, including as former Vice President and Chief Customer Officer and former Vice President, Alcoa North American Extrusions.

•	International Experience — Extensive senior executive experience including Chief Executive Officer of Polymer Group Inc., a company operating manufacturing facilities in seven countries.

•

Health, Safety, Environmental and Social Responsibility Experience — Experience serving on the Company’s Operations and Safety Committee and prior experience on the Environmental and Social Responsibility Committee.

•	Compensation Expertise — Experience serving as a member of the Company’s Compensation Committee. Participation in compensation, benefits and related decisions in senior executive roles.

Board Experience:

Service on the Company’s Board of Directors since 2005, as well as on the boards of several other companies, including as a current director of Southern Company. Former director of Jacuzzi Brands, Inc.

MICHAEL S. HAMSON, 71, Chairman, Hamson Consultants Pty Ltd, a consulting company, since 1987; Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited (now Merrill Lynch Australia) from 1972 to 1986 and Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002.

Director Qualifications:

•	CEO/Executive Management Skills — Experience as Chairman, Hamson Consultants Pty Ltd and former Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited.

•

Financial Expertise — Experience serving on the Company’s Audit Committee, the Audit Committee of the Board of Directors of Genesis Emerging Markets Fund Ltd., membership in the Charter Accountants Institute and financial management experience in senior executive roles.

•	Legal Expertise — Extensive experience as practicing lawyer in multiple jurisdictions.

•	Industry and Operational Expertise — Experience as Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002.

•	International Experience — Extensive senior executive experience working in global banking activities with McIntosh Hamson Hoare Govett Limited.

Board Experience:

Service on the Company’s Board of Directors since 2002, as well as on the boards of several other companies, including as a current director of Genesis Emerging Markets Fund Ltd.

JANE NELSON, 51, Founding Director of the Corporate Social Responsibility Initiative at Harvard Kennedy School, a nonresident senior fellow at the Brookings Institution, and a senior associate of the Programme for Sustainability Leadership at Cambridge University. She was a Director at the International Business Leaders Forum from 1993 to 2009, where she now serves as a senior advisor.

Director Qualifications:

•

International Experience — Former director and current senior advisor at the International Business Leaders Forum, previously worked in the office of the United Nations Secretary-General, and for the Business Council for Sustainable Development in Africa, for FUNDES in Latin America, and as a Vice President at Citibank working in Asia, Europe and the Middle East.

•

Health, Safety, Environmental and Social Responsibility Expertise — Director of Harvard Kennedy School's Corporate Social Responsibility Initiative. One of the five track leaders for the Clinton Global Initiative, leading the track on Developing Human Capital in 2009. Served on advisory committees to over 40 global corporations, non-governmental organizations and government bodies since 1992.

•

Academic Experience — Director, Corporate Social Responsibility Initiative and adjunct lecturer in Public Policy, Harvard Kennedy School. Faculty, Corporate Social Responsibility executive education program, Harvard Business School. Nonresident senior fellow at the Brookings Institution and a senior associate at Cambridge University’s Programme for Sustainability Leadership.

•

Industry Expertise — Service on ExxonMobil’s External Citizenship Advisory Panel; Independent Advisory Panel, International Council on Mining and Metals Resource Endowment initiative; former external adviser to World Bank Group on social impacts in mining, oil and gas sector.

Board Experience:

Currently serves on the Boards of Directors of Newmont Mining Corporation, FSG, the World Environment Center, and Chevron’s Niger Delta Partnership Initiative Foundation. Prior service on the Board of Directors of SITA (now SUEZ Environnement).

RICHARD T. O’BRIEN, 57, President and Chief Executive Officer of Newmont since July 2007. President and Chief Financial Officer of Newmont from April 2007 to July 2007; Executive Vice President and Chief Financial Officer during 2006 and 2007 and Senior Vice President and Chief Financial Officer from 2005 to 2006. Executive Vice President and Chief Financial Officer and Senior Vice President and Chief Financial Officer of AGL Resources from 2001 to 2005.

Director Qualifications:

•	CEO/Executive Management Skills — President and Chief Executive Officer of the Company and other senior executive positions noted above.

•

Financial Expertise — Extensive financial management experience in executive roles, including as President and Chief Financial Officer of the Company and other executive management positions noted above. Experience serving on the Audit Committees of Inergy, L.P. and Vulcan Materials Company. Awarded a Bachelor of Arts degree in economics from the University of Chicago.

•	Industry and Operational Experience — Over 20 years of broad financial and operational experience in the energy, power and natural resources businesses.

•	International Experience — Extensive senior executive experience working with the Company’s multinational mining operations.

•	Compensation Expertise — Participation in compensation, benefits and related decisions in senior executive roles.

•	Legal Expertise — Awarded a Doctor of Jurisprudence degree from Lewis and Clark College, Northwestern School of Law.

Board Experience:

Service on the Company’s Board of Directors since 2007, as well as on the boards of several other companies, including as a current director of Inergy Holdings, L.P. and Vulcan Materials Company.

JOHN B. PRESCOTT, 71, Chairman of QR National Limited (“QR”) (formerly known as QR Limited and Queensland Rail since 2006). Member of the Australian Government’s Remuneration Tribunal since 2010. Retired Chairman of ASC Pty Ltd from 2000 to 2009. Retired director and executive of The Broken Hill Proprietary Company Limited (now BHP Billiton Ltd (“BHP”)), and Managing Director and Chief Executive Officer thereof from 1991 to 1998.

Director Qualifications:

•	CEO/Executive Management Skills — Experience as Chairman of QR, and other executive management positions noted above.

•	Financial Expertise — Extensive financial management experience in executive roles and through attendance on the Audit Committee of the Board of Directors of QR.

•

Industry and Operational Experience — Experience in the mining industry as a senior executive with BHP, a natural resource company, and as a former director of Normandy Mining Limited, a mining company.

•	International Experience — Extensive senior executive experience working with multinational mining operations and Management Consultants and as Trustee of the Conference Board.

•

Compensation Expertise — Experience serving on the Company’s Compensation Committee and participation in compensation, benefits and related decisions in senior executive roles. Former managing Director of BHP. Member of Remuneration and Succession Committee of QR. Member of the Australian Government’s Remuneration Tribunal since March 2010. Former member of ASC Pty Ltd’s Remuneration Committee.

•

Health, Safety, Environmental and Social Responsibility Experience — Experience serving on the Company’s Operations and Safety Committee, including as Chairman, and on the Environmental and Social Responsibility Committee. Similar roles in BHP and QR.

Board Experience:

Service on the Company’s Board of Directors since 2002, as well as on the boards of several other companies, including as Chairman of QR National and QR and prior service as a director at ASC Pty Ltd, BHP and Normandy Mining Limited.

DONALD C. ROTH, 68, Managing Partner of EMP Global LLC, an international private equity firm, since 1992. Member of Advisory Committee to the National Treasury Management Agency, Republic of Ireland, since 1990. Vice President and Treasurer of the World Bank from 1988 to 1992.

Director Qualifications:

•

Financial Expertise — Extensive financial management experience in various roles, including as former Vice President and Treasurer of the World Bank, as Chairman of the Audit Committee of Ireland’s National Pension Reserve Fund, and other executive management positions noted above.

•	International Experience — Extensive experience in international investment banking and capital markets.

•

Compensation Expertise — Experience serving as a member of the Company’s Compensation Committee, including as Chairman. Participation in compensation, benefits and related decisions in senior executive roles.

Board Experience:

Service on the Company’s Board of Directors since 2004, as well as on the boards of several other companies, including as a current director of ISEQ Exchange Traded Fund Public Limited Company (Ireland).

SIMON R. THOMPSON, 52, Executive for the Anglo American group from 1995 to 2007; Executive Director of Anglo American plc from 2005 to 2007; Non-Executive Director of AngloGold Ashanti Ltd (South Africa) from 2004 to 2008; and Non-Executive Director of United Company Rusal (Russia) from 2007 to 2009. Non-Executive Chairman of Tullow Oil plc (United Kingdom), and Non-Executive Director of Sandvik AB (Sweden) and AMEC plc (United Kingdom).

Director Qualifications:

•

Financial Expertise — Over 15 years experience in merchant and investment banking and financial management experience in executive roles. Service on the Audit Committee of the Boards of Directors of AMEC plc and Sandvik AB.

•

International Experience — Extensive experience in international investment banking, as well as multinational mining experience with Anglo American, which operates in Africa, Europe, South and North America, Australia and Asia. Additional international experience with Tullow Oil plc, an international oil and gas exploration and production company operating in Africa, the United Kingdom, the Netherlands and South Asia.

•

Industry and Operational Experience — Over 15 years experience in the mining industry, including as former Chief Executive of the base metals mining division of Anglo America, Executive Chairman of the industrial minerals division and the Exploration Division of Anglo American, and other positions noted above. Awarded a Masters Degree in Geology from Oxford University.

•

Health, Safety, Environmental and Social Responsibility Expertise — Experience acting as Chairman of the Health, Safety and Environment committee of United Company Rusal and Chairman of the Compliance and Ethics committee of AMEC plc. Serves on the Company’s Environmental, Social Responsibility, Operations and Safety Committee and was formerly Chairman of the Environmental and Social Responsibility Committee. Member of Remuneration Committee of AMEC plc and Tullow Oil plc.

Board Experience:

Service on the Company’s Board of Directors since 2008, as well as on the boards of several other companies, including as the current Non-Executive Chairman of Tullow Oil plc (United Kingdom) and a Non-Executive Director of AMEC plc (United Kingdom) and Sandvik AB (Sweden).

Director Nomination Process and Review of Director Nominees.

We have established a process for identifying and nominating director candidates that has resulted in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for nomination of candidates for election to the Board: (a) the Chief Executive Officer, the Corporate Governance and Nominating Committee or other members of the Board of Directors identify the need to add new Board members, with careful consideration of the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Chairman of the Corporate Governance and Nominating Committee coordinates the search for qualified candidates with input from management and other Board members; (c) the Corporate Governance and Nominating Committee engages a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates; and (e) the Corporate Governance and Nominating Committee recommends a nominee and seeks full Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of Newmont’s stockholders.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity and values; (b) commitment to representing the long-term interest of the stockholders; (c) broad experience at the policy-making level in business, government, education, technology or public interest; and (d) sufficient time to effectively fulfill duties as a Board member. The Corporate Governance and Nominating Committee considers any candidates submitted by stockholders on the same basis as any other candidate. Any stockholder proposing a nomination should submit such candidate’s name, along with curriculum vitae or other summary of qualifications, experience and skills to the Secretary, Newmont Mining Corporation, 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA.

Newmont considers diversity, age and skills in deciding on nominees. The Corporate Governance and Nominating Committee considers a broad range of diversity, not limited to merely race, gender or national origin, but considering all relevant background and experience. We consider this through discussions at the Corporate Governance and Nominating Committee meetings. In evaluating a director candidate, the Corporate Governance and Nominating Committee considers factors that are in the best interests of the Company and its stockholders.

Independence of Directors.

The Board affirmatively determines the independence of each director and each nominee for election as director. For each individual deemed to be independent, the Board has determined (a) that there is no relationship with the Company, or (b) the relationship is immaterial. The Board has considered the independence standards of the New York Stock Exchange and adopted more stringent categorical independence standards described below.

The Board has determined that the relationships that fall within the standards described in its independence standards are categorically immaterial. As such, provided that no law, rule or regulation precludes a determination of independence, the following relationships are not considered to be material relationships with the Company for purposes of assessing independence: service as an officer, director, employee or trustee or greater than five percent beneficial ownership in (i) a supplier of goods or services to the Company if the annual sales to the Company are less than $1 million or two percent of the gross revenues or sales of the supplier, whichever is greater; (ii) a lender to the Company if the total amount of the Company’s indebtedness is less than one percent of the total consolidated assets of the lender; (iii) a charitable organization if the total amount of the Company’s total annual charitable contributions to the organization is less than $1 million or two percent of that organization’s total annual gross receipts (excluding any amounts received through the Company’s employee matching program for charitable contributions), whichever is greater; or (iv) any relationship arising out of a transaction, or series of transactions, in which the amount involved is less than $60,000.

In making its independence determinations, the Board considered the circumstances described below.

Mr. Brook is a director of Boart Longyear Limited, which provides drilling services to the Company, and Programmed Group, which provides certain staffing to the Company. These relationships both meet the categorical independence standards in (i) above.

Mr. Hamson is a director of Genesis Emerging Markets Ltd. The committee administering the investment of Company funds for its pension plan selected one of the Genesis Emerging Market funds as one investment in its portfolio. This relationship meets categorical independence standard (i) above.

Mr. Thompson is a director of Sandvik AB, an international engineering group that provides certain products to the Company including certain mining equipment for rock excavation. Mr. Thompson also is a director of AMEC plc, an international engineering and project management company, which provides certain consulting services to the Company. These relationships both meet the categorical independence standard (i) above.

Based on the foregoing analysis, the Board determined that the following directors are independent:

Bruce R. Brook	Veronica M. Hagen	John B. Prescott
Vincent A. Calarco	Michael S. Hamson	Donald C. Roth
Joseph A. Carrabba	Jane Nelson	Simon R. Thompson
Noreen Doyle

In addition, based on these standards, the Board has affirmatively determined that Richard T. O’Brien is not independent because he is President and Chief Executive Officer of the Company.

Stock Ownership of Directors and Executive Officers.

As of February 24, 2012, the directors and executive officers of the Company as a group beneficially owned, in the aggregate, 1,978,339 shares of the Company’s outstanding capital stock, constituting, in the aggregate, less than 1% of the Company’s outstanding capital stock.

No director or executive officer beneficially owned (a) more than 1% of the outstanding shares of the Company’s common stock or the exchangeable shares, or (b) shares voting power in excess of 1% of the voting power of the outstanding capital stock of the Company. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by them, except as set forth below.

The following table sets forth the beneficial ownership of common stock as of February 24, 2012, held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and each of the other highly compensated executive officers (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. The address for each of the named individuals below is c/o Newmont Mining Corporation, 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA.

Name of Beneficial Owner	Common Stock(1)	Restricted Stock, Restricted Stock Units and Director Stock Units(2)(3)	401(k) Plan(4)	Option Shares(5)	Beneficial Ownership Total
Non-Employee Directors
Glen A. Barton(6)	11,707	9,213	—	—	20,920
Bruce R. Brook	1,811	—	—	—	1,811
Vincent A. Calarco	4,686	14,258	—	—	18,944
Joseph A. Carrabba	—	11,764	—	—	11,764
Noreen Doyle	—	14,079	—	—	14,079
Veronica M. Hagen	—	14,079	—	—	14,079
Michael S. Hamson(7)	9,408	12,214	—	—	21,622
Jane Nelson	—	1,811	—	—	1,811
John B. Prescott(8)	10,220	10,059	—	—	20,279
Donald C. Roth	1,081	14,258	—	—	15,339
Simon R. Thompson	—	12,194	—	—	12,194
Named Executive Officers
Richard T. O’Brien	188,354	100,000	1,623	309,509	599,486
Russell Ball	55,961	—	1,856	122,036	179,853

Name of Beneficial Owner	Common Stock(1)	Restricted Stock and Director Stock Units(2)(3)	401(k) Plan(4)	Option Shares(5)	Beneficial Ownership Total
Randy Engel	50,108	—	3,437	82,818	136,363
Brian Hill	61,314	—	532	61,334	123,180
Guy Lansdown	62,339	—	1,084	62,061	125,484
All directors and executive officers as a group, including those named above (26 persons)	477,712	229,917	23,281	1,102,747	1,978,339

(1)

Represents shares of the Company’s common stock held, or which the officer has the right to acquire within 60 days after February 24, 2012, pursuant to Performance Leveraged Stock Units (“PSUs”) and Financial Performance Stock (“FPS”). PSUs and FPS are awards granted by the Company and payable, subject to performance vesting requirements, as set forth more fully below in the CD&A, in shares of the Company’s common stock. Shares underlying PSUs vesting within 60 days after February 24, 2012, for which the performance measurements have been met, are included in this column as follows: Richard T. O’Brien, 41,422; Russell Ball, 12,820; Randy Engel, 12,366; Brian Hill, 13,727; Guy Lansdown, 13,727, and all executive offers as a group, 119,871. Shares underlying FPSs vesting within 60 days after February 24, 2012, for which the performance measurements have been met, are included in this column as follows: Richard T. O’Brien, 41,163; Russell Ball, 14,923; Randy Engel, 13,758; Brian Hill, 17,224; Guy Lansdown, 16,539, and all executive offers as a group, 126,013.

(2)

For 2011, director stock units (“DSUs”) were awarded to all non-employee directors under the 2005 Stock Incentive Plan, except Messrs. Barton, Brook, Hamson and Prescott elected to receive shares of the Company’s common stock. The DSUs represent the right to receive shares of common stock and are immediately fully vested and non-forfeitable. The holders of DSUs do not have the right to vote the underlying shares; however, the DSUs accrue dividend equivalents, which are paid at the time the common shares are issued. Upon retirement from the Board of Directors, the holder of DSUs is entitled to receive one share of common stock for each director stock unit. Director stock units are included in this column as follows: Glen A. Barton, 9,213; Vincent A. Calarco, 14,258; Joseph A. Carrabba, 11,764; Noreen Doyle, 14,079; Veronica M. Hagen, 14,079; Michael S. Hamson, 12,214; Jane Nelson, 1,811; John B. Prescott, 10,059; Donald C. Roth, 14,258; and Simon R. Thompson, 12,194.

(3)

Restricted Stock Awards (“RSAs”) and Restricted Stock Units (“RSUs”) of the Company’s common stock are awarded under the Company’s 2005 Stock Incentive Plan. RSAs can be voted, but are subject to forfeiture risk and other restrictions. RSAs are included in this column as follows: Richard T. O’Brien, 100,000. The RSUs do not have voting rights, and are subject to forfeiture risk and other restrictions. The RSUs accrue dividend equivalents, which are paid at the time the units vest and common stock is issued. Shares underlying RSUs vesting within 60 days after February 24, 2012, are included in this column as follows: all executive officers as a group, 260,872. This column does not include RSUs that vest more than 60 days after February 24, 2012.

(4)

Includes equivalent shares of the Company’s common stock held by the trustee in the Company’s 401(k) Plans for each participant as of the February 29, 2012, plan statement date. Each participant in such plan instructs the trustee as to how the participant’s shares should be voted.

(5)	Shares of the Company’s common stock that the executive officers have the right to acquire through stock option exercises within 60 days after February 24, 2012.
(6)	Mr. Barton’ ownership includes 6,581 shares of common stock held by the Glen Barton Revocable Trust. Mr. Barton retains voting and investment power of these shares.
(7)

Mr. Hamson’s ownership includes 2,421 shares of common stock held in trust for Mr. Hamson’s Superannuation Fund, and 4,943 shares of common stock held in trust for Mr. Hamson’s spouse in her Superannuation Fund. Mr. Hamson shares voting and investment power with his spouse.

(8)

Mr. Prescott’s ownership includes 10,220 shares of common stock held in trust for Mr. Prescott’s Superannuation Fund. Mr. Prescott’s spouse is also a director of the trust. Mr. Prescott shares voting and investment power with his spouse.

Stock Ownership of Certain Beneficial Owners.

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. The share information contained herein is based on investor filings with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
BlackRock, Inc.	Common Stock	(1)	8.98%
40 East 52nd Avenue
New York, NY 10022
Capital World Investors, a Division of Capital Research and Management Company	Common Stock	(2)	7.6%
333 South Hope Street
Los Angeles, CA 90071

(1)	As of December 30, 2011, BlackRock, Inc. and its subsidiaries had sole power to vote and dispose of 43,924,548 shares of Newmont common stock.
(2)

As of December 30, 2011, Capital World Investors, a Division of Capital Research and Management Company (“CRMC”) beneficially owned 37,163,695 shares of common stock. Capital World Investors is deemed to be the beneficial owner of such shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital World Investors reported that it had sole power to vote and dispose of all such shares. It disclaimed beneficial ownership of all reported shares.

Directors Compensation.

Effective January 1, 2012, the annual compensation for non-employee directors for their service on the Board of Directors is as follows:

Annual Retainer:	$100,000 for each Director
$25,000 for the Chairman of the Audit Committee
$5,000 for each Audit Committee Member
$20,000 for the Chairman of the Compensation Committee
$10,000 for the Chairman of each standing committee, other than the Chairman of the Audit Committee and the Chairman of the Compensation Committee
$240,000 for the Non-Executive Chairman of the Board
Attendance Fees:	$2,000 for each Committee Meeting
No attendance fees for Board meetings, except $2,000 for every meeting in excess of 15 per year.
Stock Award:	$130,000 of common stock or director stock units each year under the 2005 Stock Incentive Plan. The fair market value is determined on the third business day following election by the Board or re-election at the Company’s Annual Meeting.

During 2011, the annual compensation for non-employee directors for their service on the Board of Directors was the same as set forth above, except the Stock Award or Director Stock Unit was $120,000.

The following table summarizes the total compensation paid or earned by the Company’s non-employee directors during 2011:

2011 Directors Compensation

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards(3) ($)	All Other Compensation ($)	Total ($)
Glen A. Barton	$124,000	$120,000	–0–	$244,000
Bruce R. Brook	$27,000	$120,000	–0–	$147,000
Vincent A. Calarco	$375,000	$120,000	–0–	$495,000
Joseph A. Carrabba	$118,000	$120,000	–0–	$238,000
Noreen Doyle	$148,000	$120,000	–0–	$268,000
Veronica M. Hagen	$122,000	$120,000	–0–	$242,000
Michael S. Hamson	$115,000	$120,000	–0–	$235,000
Jane Nelson	$29,000	$120,000	–0–	$149,000
John B. Prescott	$118,000	$120,000	–0–	$238,000
Donald C. Roth	$144,000	$120,000	–0–	$264,000
Simon R. Thompson	$122,000	$120,000	–0–	$242,000

(1)	Mr. O’Brien’s compensation is shown in the Summary Compensation Table.

(2)

The amounts reported in this column represent all cash paid in 2011 for the annual retainer fee, chairmanships of the Board, and of the committees, as well as fees paid for attendance at committee meetings. Details are as follows:

Name	Annual Retainer Fees ($)	Chairmanships ($)	Committee Meeting Fees ($)	Total ($)
Glen A. Barton	$100,000	$0	$24,000	$124,000
Bruce R. Brook	$25,000	$0	$2,000	$27,000
Vincent A. Calarco	$105,000	$250,000	$20,000	$375,000
Joseph A. Carrabba	$100,000	$0	$18,000	$118,000
Noreen Doyle	$105,000	$25,000	$18,000	$148,000
Veronica M. Hagen	$100,000	$0	$22,000	$122,000
Michael S. Hamson	$105,000	$0	$10,000	$115,000
Jane Nelson	$25,000	$0	$4,000	$29,000
John B. Prescott	$100,000	$10,000	$8,000	$118,000
Donald C. Roth	$100,000	$20,000	$24,000	$144,000
Simon R. Thompson	$100,000	$10,000	$12,000	$122,000

(3)

For 2011, all non-employee directors elected to receive $120,000 in the form of director stock units (“DSUs”), except Messrs. Barton, Brook, Hamson and Prescott who elected to receive their awards in the form of the Company’s common stock. The amounts set forth next to each award represent the aggregate grant date fair value of such award computed in accordance with Financial Accounting Standards Board Codification Topic 718 (“ASC 718”). The number of shares of common stock was calculated based on the fair value of the Company’s common stock on the third business day following re-election at the Company’s Annual Meeting for Messrs. Barton, Hamson and Prescott and on the third day following election to the Board for Mr. Brook, by taking the average of the high and low sales prices for a share of common stock on the New York Stock Exchange for such date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee of the Board of Directors. There are no other assumptions made in the valuation of the stock awards.

Retirement.   The Company has no current retirement plan for non-employee directors.

Outstanding Awards.  The following table shows outstanding equity compensation for all non-employee directors of the Company as of December 31, 2011:

	Stock Awards(1)
Name	Aggregate Director Stock Units Outstanding (#)	Market Value of Outstanding Director Stock Units ($)
Glen A. Barton	9,213	$552,872
Bruce R. Brook	-	-
Vincent A. Calarco	14,258	$855,623
Joseph A. Carrabba	11,764	$705,958
Noreen Doyle	14,079	$844,881
Veronica M. Hagen	14,079	$844,881
Michael S. Hamson	12,214	$732,962
Jane Nelson	1,811	$108,678
John B. Prescott	10,059	$603,641
Donald C. Roth	14,258	$855,623
Simon R. Thompson	12,194	$731,762

(1)

In 2011, Messrs. Barton, Brook, Hamson and Prescott elected to receive their director equity awards in the form of common stock rather than in the form of DSUs, which amount is included in the Common Stock column of the Stock Ownership of Directors and Executive Officers Table set forth above. See footnote 2 to such table.

Share Ownership Guidelines. All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and the stockholders, each director is expected to own, or acquire within three years of becoming a director, shares of the Company’s common stock having a market value of five times the annual cash retainer payable under the Company’s director compensation policy. All directors meet the share ownership guidelines or fall within the three year exception period.

Compensation Consultant. The Board of Directors has engaged Frederic W. Cook & Co. (“Cook & Co.”) during 2011 to assist in the evaluation of independent director compensation. For a description of executive compensation consulting services provided by Cook & Co. to the Compensation Committee of the Board of Directors, see page 29 of the Compensation, Discussion and Analysis.

Committees of the Board of Directors and Attendance.

Attendance at Meetings. During 2011, the Board of Directors held eight meetings. Each incumbent director attended 75% or more of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served. It is the policy and practice of the Company that nominees for election at the Annual Meeting of Stockholders attend the meeting. All of the Board members at the time of the 2011 Annual Meeting of Stockholders held on April 19, 2011, attended the meeting.

Board Committees. The Board of Directors has, in addition to other committees, Audit, Compensation, Corporate Governance and Nominating, and Environmental, Social Responsibility, Operations and Safety Committees. All members of these four committees are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. Each Committee functions under a written charter adopted by the Board which are available on our website at http://www.newmont.com/our-investors/our-governance. The current members of these Committees and the number of meetings held in 2011 are shown in the following table:

Committees of the Board of Directors.

Audit Committee Members(1)	Functions of the Committee	Meetings in 2011
Noreen Doyle, Chair(2) Bruce R. Brook(3) Vincent A. Calarco Michael S. Hamson	• assists the Board in its oversight of the integrity of the Company’s financial statements.	6
	• assists the Board in its oversight of the Company’s compliance with legal and regulatory requirements and corporate policies and controls.
	• authority to retain and terminate the Company’s independent auditors.
	• approve auditing services and related fees and pre-approve any non-audit services.
	• responsible for confirming the independence and objectivity of the independent auditors.
	• please refer to “Report of the Audit Committee” on page 72.
Compensation Committee Members	Functions of the Committee	Meetings in 2011
Donald C. Roth, Chairman Glen A. Barton Joseph A. Carrabba Veronica M. Hagen	• determines the components and compensation of the Company’s key employees, including its executive officers.	8
	• reviews plans for management development and senior executive succession.
	• administers (determines) awards of stock based compensation, including stock options, restricted stock and restricted stock units, which are subject to ratification by the full Board of Directors.
	• please refer to “Report of the Compensation Committee on Executive Compensation” and the “Compensation, Discussion and Analysis” beginning on pages 21 and 22, respectively.
Corporate Governance and Nominating Committee Members	Functions of the Committee	Meetings in 2011
Vincent A. Calarco, Chairman Glen A. Barton Noreen Doyle(4) Donald C. Roth	• proposes slates of directors to be nominated for election or re-election.	5
	• proposes slates of officers to be elected.
	• conducts annual Board and committee evaluations.
	• conducts evaluations of the performance of the Chief Executive Officer.
	• responsible for recommending amount of director compensation.
	• advises Board of corporate governance issues.

Environmental, Social Responsibility, Operations and Safety Committee Members(5)	Functions of the Committee	Meetings in 2011
John B. Prescott, Chairman Joseph A. Carrabba Veronica M. Hagen Jane Nelson(7) Simon R. Thompson	• assists the Board in its oversight of operations and safety issues.	5(6)
• assists the Board in its oversight of sustainable development, environmental affairs, community relations and communications issues.

• assists the Board in furtherance of its commitments to adoption of best practices in mining operations, promotion of a healthy and safe work environment, and environmentally sound and socially responsible resource development.

• administers the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to these issues.

(1)	The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of their knowledge, abilities, education and experience.
(2)

Noreen Doyle serves on audit committees for two other public companies and two non-public companies. The Board has determined that such service does not impair her ability to effectively serve on the Company’s Audit Committee.

(3)	Bruce Brook was appointed to the Audit Committee following his election to the Board on October 25, 2011.
(4)	Noreen Doyle was appointed a member of the Corporate Governance and Nominating Committee on October 25, 2011.
(5)

On October 25, 2011, the Board of Directors resolved to combine the responsibilities and functions of each of the Environmental and Social Responsibility Committee and the Operations and Safety Committee to form the Environmental, Social Responsibility, Operations and Safety Committee (the “ESROS Committee”). The ESROS Committee will be comprised of at least three directors appointed by the Board. In appointing members of the ESROS Committee, the Board will consider breadth of industry or relevant country experience and knowledge regarding operations and safety issues. The authority, structure, operations, purpose, responsibilities and specific duties of the ESROS Committee are described under its written charter adopted by the Board which is available on our website at http://www.newmont.com/our-investors/our-governance.

(6)

The Environmental and Social Responsibility Committee and the Operations and Safety Committee were combined to form the ESROS Committee on October 25, 2011. Prior to that date, each of the Operations and Safety Committee and the Environmental and Social Responsibility Committee held three meetings. The combined ESROS Committee held two meetings in 2011.

(7)	Jane Nelson was appointed to the ESROS Committee following her election to the Board on October 25, 2011.

Corporate Governance.

Corporate Governance Guidelines and Charters. The Company has adopted Corporate Governance Guidelines that outline important policies and practices regarding the governance of the Company. In addition, each of the committees has adopted a charter outlining responsibilities and operations. The Corporate Governance Guidelines and the charters are available on our website at http://www.newmont.com/our-investors/our-governance.

Board Leadership and Independent Chairman. The Board of Directors selects the Chairman of the Board in the manner and upon the criteria that it deems best for the Company at the time of selection. The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined. At all times, the Board of Directors has either a Non-Executive Chairman or lead director of the Board, which Chairman or lead director will meet the Company’s independence criteria and will be elected annually by the independent members of the Board of Directors.

Before 2008, the positions of Chairman of the Board and Chief Executive Officer were held by a single person. Due to the potential efficiencies of having the Chief Executive Officer also serve in the role of Chairman of the Board and the long tenure of the Chief Executive Officer, the Board of Directors determined that the interests of the Company and its stockholders were best served by the leadership and direction provided by a single person as Chairman and Chief Executive Officer. In 2007, the Board of Directors considered a stockholder proposal included in the 2007 Proxy Statement regarding the separation of such roles. The Board agreed to separate the roles as of January 1, 2008, in response to the stockholder vote and the Board’s determination regarding what was in the best interest of the Company at such time. The Board will continue to evaluate whether this leadership structure is in the best interests of the stockholders on a regular basis.

In January 2008, the independent members of the Board of Directors elected Vincent A. Calarco as independent Non-Executive Chairman of the Board. Mr. Calarco has been re-elected each year since 2008 as Non-Executive Chairman. He presides at independent directors sessions scheduled at each regular Board meeting. The Non-Executive Chairman serves as liaison between the Chief Executive Officer and the other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of stockholders or interested parties of which he or she becomes aware. The Non-Executive Chairman presides at stockholders meetings and provides advice and counsel to the Chief Executive Officer.

Board Oversight of Risk Management. The Board of Directors is engaged in company-wide risk management oversight. Directors are entitled to rely on management and the advice of the Company’s outside advisors and auditors, but must at all times have a reasonable basis for such reliance. The Board of Directors relies upon the Chief Executive Officer and Chief Financial Officer to supervise the day-to-day risk management, each of whom provides reports directly to the Board of Directors and certain Board Committees, as appropriate. The Company has a global Enterprise Risk Management team, led by the Company’s Vice President and Treasurer. The Enterprise Risk Management team’s objectives include conducting the compensation risk assessment and reporting the process and findings to the Audit Committee and the Compensation Committee regularly, and to the full Board of Directors on at least an annual basis.

The Board of Directors also delegates certain oversight responsibilities to its Board Committees. For a description of the functions of the various Board Committees, see “Board Committees” above. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company, the Audit Committee provides risk oversight with respect to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. Additionally, the Compensation Committee provides risk oversight with respect to the Company’s compensation program. For a discussion of the Compensation Committee and Enterprise Risk Management team’s assessments of compensation-related risks, see “Compensation Discussion and Analysis — Risk Assessment.” The Environmental, Social Responsibility, Operations and Safety Committee provides oversight and direction with regard to environmental, social responsibility, community relations, safety and operating risks.

Communications with Stockholders or Interested Parties. Any stockholder or interested party who desires to contact the Company’s Chairman, the non-management directors as a group or the other members of the Board of Directors may do so by writing to the Secretary, Newmont Mining Corporation, 6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111 USA. Any such communication should state the number of shares owned, if applicable. The Secretary will forward to the Chairman any such communication addressed to him, the non-management directors as a group or to the Board of Directors generally, and will forward such communication to other Board members, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, auditing or fraud will be forwarded immediately to the Chairman of the Audit Committee.

Majority Voting Policy. At the 2010 Annual Meeting of Stockholders, the stockholders approved a proposal submitted by United Brotherhood of Carpenters and Joiners of America to initiate the appropriate process to amend the Company’s governance documents to provide that director nominees be elected by the affirmative vote of the majority of votes cast at an Annual Meeting in a non-contested election. As a result, the Board of Directors amended the Company’s By-Laws to require that in an uncontested election each director will be elected by a vote of the majority of the votes cast, which means the number of votes cast “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Notwithstanding the foregoing, in the event of a “contested election” of the directors (as defined in the Company’s By-Laws), directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.

If a nominee for director does not receive the vote of at least a majority of votes cast at an Annual Meeting, it is the policy of the Board of Directors that the director must tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee will make a recommendation to the Board, whether to accept or reject the tendered resignation, taking into account all of the facts and circumstances. The director who has tendered his or her resignation will not take part in the deliberations. For additional information, our Corporate Governance Guidelines describing this policy are available on our website at www.newmont.com/our-investors/our-governance.

Retirement Age. The Company’s retirement policy for non-employee directors provides that, except at the request of the Board of Directors, no non-employee director may stand for re-election to the Board after reaching age 72.

Code of Business Ethics and Conduct. Newmont has adopted a Code of Business Ethics and Conduct (the “Code”) applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer and other persons performing financial reporting functions. The Code is available on our website at http://www.newmont.com/our-investors/our-governance. The Code is designed to deter wrongdoing and promote: (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will disclose any amendments to, or waivers from, certain provisions of the Code that apply to the Company’s directors or executive officers within four days of such event on Form 8-K.

Related Person Transactions. The Board has adopted written policies and procedures for approving related person transactions. Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000, must be approved or ratified by the Audit Committee, the Compensation Committee for compensation matters, or disinterested members of the Board. The policies apply to all executive officers, directors and their family members and entities in which any of these individuals has a substantial ownership interest or control.

Report of the Compensation Committee on Executive

Compensation

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Compensation Committee has adopted a Charter that describes its responsibilities in detail, and the Compensation Committee and Board review and assess the adequacy of the Charter on a regular basis. The Compensation Committee has the responsibility of taking the leadership role with respect to the Board’s responsibilities relating to compensation of the Company’s key employees, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers. Additional information about the Compensation Committee’s role in corporate governance can be found in the Compensation Committee’s Charter, available on the Company’s web site at http://www.newmont.com/our-investors/our-governance.

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Donald C. Roth, Chairman

Glen A. Barton

Joseph A. Carrabba

Veronica M. Hagen

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis (“CD&A”) describes Newmont’s executive compensation programs and compensation decisions in 2011 for our Named Executive Officers (“Officers”), who for 2011 includes:

•	Richard T. O’Brien, President and Chief Executive Officer;

•	Russell Ball, Executive Vice President and Chief Financial Officer;

•	Randy Engel, Executive Vice President, Strategic Development;

•	Brian A. Hill, Executive Vice President, Sustainability and External Affairs(1); and

•	Guy Lansdown, Executive Vice President, Discovery and Development.

The information is presented in the CD&A as follows:

•

Executive Summary: Provides the highlights of the Company’s business performance, executive compensation structure and the relationship between the two, and the key Compensation Committee actions in 2011;

•	Philosophy and Objectives: An overview of the compensation philosophy and objectives of the executive compensation program at Newmont;

•	Components of Total Compensation: Provides details of the components within executive pay, how they are structured and why they are used;

•	2011 Compensation: Provides details regarding current pay levels and incentive programs;

•	Looking Ahead to 2012: Provides a summary of planned updates to the 2012 Execution Compensation Program; and

•	Other Policies and Considerations: Provides information on other programs, governance, risk and related items.

Executive Summary.

Company Overview and Summary of 2011 Business Results. Newmont is one of the world’s largest gold producers and is the only gold company included in the S&P 500 Index and Fortune 500, and has been included in the Dow Jones Sustainability Index-World for five consecutive years. We are engaged in the exploration for and acquisition of gold, copper and certain base metals properties. We have significant operations and/or assets in the United States, Australia, Peru, Indonesia, Ghana, Mexico, New Zealand and Canada.

The Company vision is to be the most valued and respected mining company through industry-leading performance. In 2011, we successfully executed on the key benchmarks that we set out at the beginning of the year.

Delivered strong operating and financial performance.

•	Record cash flow from continuing operations of $3.591 billion, an increase of 13% over 2010;

•	Gold operating margin of $971 per ounce in 2011, an increase of 32% over 2010 compared to an increase of 28% in the average realized gold price for the same period;

•	Record sales of $10.358 billion, an increase of 9% over 2010;

•	Consolidated gold production of approximately 5.9 million ounces (5.2 million ounces attributable to Newmont) at costs applicable to sales of $591 per ounce;

(1)	On December 5, 2011, Brian Hill was appointed Executive Vice President of Sustainability and External Affairs. Mr. Hill previously served as the Executive Vice President, Operations for the Company.

•	Consolidated copper production of approximately 352 million pounds (206 million pounds attributable to Newmont) at costs applicable to sales of $1.26 per pound;

•	Net income attributable to Newmont stockholders of $0.74 per share, Adjusted net income of $4.39 per share(1); and

•	Net increase of 5.3 million ounces of gold reserves, after depletion, to a record 98.8 million ounces at December 31, 2011.

(1)

See our 2011 Annual Report on Form 10-K under the heading “Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations, Non-GAAP Financial Measures, Adjusted Net Income” for a reconciliation of such measure.

Additionally, we remain dedicated to key initiatives to further drive continuous improvement and business efficiencies in our organization.

•	Continuing to improve our safety performance;

•	Continuing evolution to a process-driven culture;

•	Maintaining our industry-leading environmental, social and community relations commitments;

•	Remaining a leading member of the Dow Jones Sustainability World Index; and

•	Investing in people.

Our executive compensation programs support the achievement of the results stated above, as further described in our CD&A.

Compensation Structure. Our executive compensation program — composed of salary, short and long-term incentives — is intended to align the interests of our Officers with those of our stockholders. This program accomplishes this by rewarding performance that is designed, over time, to result in an increase in the value of our stockholder’s investments in Newmont. We believe that the proportion of at-risk, performance-based compensation should comprise a significant portion of executive pay and rise as an executive’s level of responsibility increases. Characteristics of our program that support this include:

•

Short- and long-term incentives made up over 80% of 2011 target total compensation (as noted in the charts below) with long-term and equity compensation representing a significant portion of total pay;

•	Overall, approximately two-thirds of targeted compensation for our Officers is based on the long-term financial and stock price performance of Newmont; and

•	The incentive compensation actually received by Officers varies based upon the Company’s short and long-term performance and Newmont’s stock price.

While incenting performance, the design of our program is intended to mitigate excessive risk taking by executives. The mix and structure of compensation as described in this CD&A strike an appropriate balance to promote sustained performance without motivating or rewarding excessive risk.

Managing Executive Compensation in the Commodities Industry. Our stock price is heavily influenced by gold, copper and other commodity prices, which are in turn primarily driven by macroeconomic factors that are outside of the Company’s control. Since our stock price is significantly influenced by these external factors, Newmont’s compensation program is designed to focus management’s efforts in areas where they have the most influence on driving business performance, as well as to motivate and retain outstanding leadership through various economic and commodity price cycles. We believe this approach aligns the incentive structure with business performance elements that support the goal of providing long-term performance gains for our stockholders. To achieve this, the Company utilizes a comprehensive performance-based compensation structure, ensuring an appropriate balance of operational, financial and share price incentives based on:

•	Annual and long-term performance;

•	Internal and external performance comparisons;

•	Absolute and relative performance measures; and

•	Formulaic and discretionary programs.

This structure is illustrated in the following chart.

Newmont’s Executive Compensation Structure

Company Performance and Relationship to Officer Compensation for 2011. In 2011, management delivered solid results on operational, financial and relative stockholder return measures, and these results had direct linkages to our incentive compensation plans. The measures used in incentive compensation are what we believe to be the key drivers of Newmont’s long-term success and stock price performance, and are directly correlated to the pay received by the Company’s Officers. Components of Officer compensation increased or decreased in 2011 based on the level of achievement of these goals as shown in the chart below.

(See the “2011 Compensation” section of this Proxy Statement for additional information on the measures, results and payments.)

Incentive Plan Measures	Corporate Metric Supported	Newmont Performance (against target)	Resulting Officer Compensation	Linkage to Officer Compensation
Gold and Copper Production	Revenue	Above target	Adjusted to below target(1)	Short-term Incentives; Financial Performance Long-term Incentives
Costs Applicable to Sales	Operating Income	Below target	Adjusted to below target(1)
Capital Expenditures	Efficient Use of Assets/Balance Sheet Strength	Below target	Adjusted to below target(1)
Reserves	Assets; Future Revenue	Above target	Adjusted to below target(1)
Non-Reserve Mineralization	Assets; Future Revenue	Above target	Adjusted to below target(1)
Share Price Growth	Share Price Performance	Above median	Above target	Performance-Leveraged Long-term Incentives
Total Shareholder Return vs. Peers	Share Price Performance vs. Peers	Above median	Above target

(1)

The overall performance on the combined measures was 110.1% of target; however, due to the one-time impairment, the Committee exercised its discretion to adjust the actual payout to 75% of target for the Officers. Additionally, please see Note 5 to the Consolidated Financial Statements in the 2011 Annual Report on Form 10-K under the heading “Write-Down of Property, Plant and Mine Development” for additional information regarding the impairment.

Incentive Plan Measures, Overall Company Performance and Resulting Compensation. The metrics listed below are general indicators of the Company’s overall performance in 2011 which results from the performance on the incentive plan measures. Management believes the incentive plan measures are the key drivers of the metrics below and support sustained, long-term performance. As noted previously, management prefers to use a balance of operational and financial measures, rather than only high-level financial measures, to provide a more direct “line of sight” and to incent management’s performance on the key performance drivers. Again, this balanced approach also helps to manage commodity price volatility, such as the gold price experienced in 2011, by incorporating measures that are not significantly influenced by commodity prices.

(1)

Newmont’s TSR for 2011 was -0.7%. However, Newmont outperformed the PHLX Gold & Silver Sector index (XAU) which returned -20% and the median of its gold peer group, which returned -13.95% over the same period.

(2)

Newmont’s longer term TSR, as calculated for performance versus the gold peer group, returned 37% for the two-years 2010-2011. Additionally, Newmont performed at the 100th percentile (top) of its peer group for this period. Newmont’s TSR, excluding dividends, was 34% over this same period.

(3)	Reference the “Actual Compensation Earned in 2011” chart provided after the “Long-term Incentive” section of the CD&A.

Summary of Key 2011 Compensation Committee Actions. The following highlights some of the key actions by the Compensation Committee, as well as the changes in Officer compensation, in 2011.

In 2011, Newmont received a 95% vote in favor of the “Advisory Vote on the Compensation of the Named Executive Officers” (“Say on Pay”). (Additional information regarding the “Say on Pay” vote is located in the “Additional Policies and Considerations” section of the CD&A.) This result indicates strong support for Newmont’s Officer compensation and the Committee continued to focus on developing our executive compensation structure to increase its effectiveness and further align with stockholder interests. Some of the changes include:

•	Revised the executive pay philosophy to the median (50th percentile) of the Company’s peer group (reduced from the 62.5 percentile; effective for 2012 target compensation);

•	Revised the Company’s peer group to improve industry representation, include companies more relevant in size and ensure representation of key business units;

•

Restructured executive severance to standardize severance terms in the event of involuntary termination not for cause, and to mitigate negotiation and employment contracts. The new plan also reduces the maximum amount of severance permitted from the previous severance plan;

•	Removed the “single-trigger” vesting for equity incentives upon a change of control (changed to “double-trigger” – change of control and termination);

•

Adopted a change of control severance plan which removes the excise tax gross up provided in the prior plan. The new plan is effective January 1, 2012, for employees hired into, or current employees promoted into, eligible positions. (The prior plan remains in place for employees who were eligible on, or prior to, December 31, 2011.);

•

Reviewed the executive compensation incentive structure and measures for potential adjustments in 2012. Based on the review, the 2012 long-term incentive structure will be revised to further improve pay for performance, reduce complexity and eliminate duplicate metrics. The 2012 plans will focus on key financial performance metrics aligned with stockholder value, including Total Shareholder Return and EBITDA; and

•

Revised the timing of the compensation review process to better accommodate the inclusion of a holistic set of criteria for pay decisions, including corporate results, individual results, executive succession plans and market information.

These policy changes build upon our strong governance model and other policies that are in place, including:

•	Stock ownership requirements for Officers to own significant holdings of Newmont stock (5x salary for CEO);

•	Annual employee stock issuance “burn rate” (dilution) under 1%;

•	Equity grant practices with at least 3 year combined performance and vesting periods for Officer awards;

•	A clawback policy to recover excess compensation from incentive payouts and stock gains if the financial results were misstated, whether intentionally or by administrative error;

•	Stock trading policy prohibiting executives from buying Newmont stock on margin, or hedging Newmont stock holdings;

•

Change-of-control plans that provide cash payments only upon termination following a change-of-control (“double-trigger”), including stock acceleration only upon a double-trigger beginning with 2012 grants;

•	No employment contracts for Officers;

•	Prohibition against the repricing of stock options without stockholder approval;

•	Compensation Committee operating model and annual work plan to support the governance activities of the Compensation Committee;

•	Compensation Committee charter, which is reviewed on a regular basis to ensure it is current with best practices and maintains high governance standards;

•

Use of an independent compensation consultant, Frederic W. Cook & Co., Inc. (“Cook & Co.”), to advise the Compensation Committee regarding executive and director compensation (the consultant does not perform any other services to the Company);

•	Executive session of the Committee without management present; and

•	Executive succession planning review.

Summary of Changes in Compensation, Performance Results and Corresponding Compensation Plan Payments for 2011 (further details are provided in the “2011 Compensation” section of this CD&A):

•

Base Salary: The Company adjusted base salaries following a comprehensive review. The base salaries of the Officers were below the targeted competitive market position. Given this, and based on the performance of the Officers and overall Company results, the Compensation Committee approved salary increases placing the Officers within their competitive range given their performance;

•

Corporate Performance Bonus: The aggregate performance for 2011 was 110.1% of target based on the measures stated above; however, due to the impairment recognized in 2011, the Committee exercised its discretion to reduce the award to 75% of target for all Officers;

•	Strategic Objectives Bonus: The awards ranged from 0% to 150% of the respective targets based on individual quantitative and qualitative goals;

•

Financial Performance Stock Bonus: The aggregate three-year performance was 118.3% of target, based on the weighted average three-year performance of the financial and operational measures noted above; due to the impairment recognized in 2011, the Committee exercised its discretion to reduce the award to 100.7% of target for all Officers;

•

Performance-Leveraged Stock Units: Newmont’s stock price increased 34% for the 2 year period of 2010 through 2011, resulting in a TSR performance that placed Newmont at the 100th percentile (top) of the peer companies, which combined, funded the program at 184% of target; and

•	Stock options: Awarded to Officers based on performance, with compensation from the stock options fully tied to growth in share price over the vesting period.

Philosophy and Objectives.

Compensation Philosophy. Newmont’s executive compensation programs are designed to effectively link the actions of our executives to business outcomes that drive value creation for stockholders. In designing these programs, we are guided by the following principles:

•	Maintaining a clear link between the achievement of business goals and compensation payout. Our Compensation Committee believes that:

(1)	Officers should be evaluated and paid based on performance that leads to long-term success and relative stock price improvement; and

(2)	Officer compensation programs can be an effective means of driving the behavior to accomplish our objectives, but only if each executive clearly understands how achievement of predetermined business goals influences his or her compensation.

•

Selecting the right performance measures. Equally important is the selection of those performance measures which need to be measurable and linked to both increased stockholder value and Newmont’s short- and long-term success.

•

Sharing information and encouraging feedback. Focused and clear program design supports transparency for our stockholders. It is important for stockholders to understand the basis for our Officers’ compensation, as this provides stockholders insight into our goals, direction and the manner in which resources are being used to increase stockholder value. We welcome stockholder input and have regularly responded to feedback from stockholders in this regard.

As a core component of Newmont’s values, we are committed to transparency and open disclosure. We hope this information provides insight into the process that we follow in designing and implementing our executive compensation programs.

Compensation Objectives. We believe that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. Newmont’s executive compensation programs are designed to:

•	Motivate executives to achieve business goals that drive value for our stockholders;

•	Provide competitive compensation opportunities to attract and retain highly qualified executives;

•	Emphasize long-term performance, which includes our high safety and social responsibility standards;

•	Blend the mix of cash and equity compensation and financial and non-financial performance;

•	Provide incentives to improve performance without taking excessive risks; and

•	Encourage an ownership mentality and stewardship of long-term stockholder interests.

Components of Total Compensation.

The components of target total direct compensation for our Officers are described in the Executive Summary and stated below. We emphasize performance-based “at-risk” compensation, based on operational, financial and share price performance.

Developing Our Executive Compensation Program. Each year the Compensation Committee conducts a detailed analysis of executive compensation designed to:

•	Assess the competitiveness of the Company’s executive compensation levels against peer groups;

•	Consider the desired target benchmark for total executive compensation levels; and

•	Make necessary refinements to the compensation components to further align executive compensation with performance goals and ensure good governance practices.

The Compensation Committee meets on a regular basis with the Chief Executive Officer, representatives from the Company’s Human Resources, Corporate Legal, and Finance Departments. The role of management is to provide the Compensation Committee with perspectives on the business context and individual performance to assist the Compensation Committee in making its decisions. The Company’s Human Resources Department supports the Compensation Committee by providing data and analyses on compensation levels and trends. In addition, external independent compensation experts consult with the Compensation Committee regarding specific topics as further described in the following paragraph. An executive session, without management present, is generally held at the end of each Compensation Committee meeting. The independent members of the

Board of Directors make all decisions regarding the Chief Executive Officer’s compensation in executive session, upon the recommendation of the Compensation Committee. The Committee Chairman provides regular reports to the Board of Directors regarding actions and discussions at Compensation Committee meetings.

The Compensation Committee, which has the authority to retain special counsel and other experts, including compensation consultants, has engaged Cook & Co. to assist the Compensation Committee with: (1) advice regarding trends in executive compensation, (2) independent review of management proposals, and (3) an independent review and recommendation on Chief Executive Officer compensation, as well as other items that come before the Compensation Committee. Cook & Co. has reviewed the compensation philosophy, objectives, strategy, benchmark analyses and recommendations regarding Officer compensation. Cook & Co. is engaged solely by the Compensation Committee and does not provide any services or advice directly to management.

When making compensation decisions for Officers, the Compensation Committee considers factors beyond market data and the advice of consultants. The Compensation Committee considers the individual’s performance, tenure and experience, the overall performance of the Company, any retention concerns, the individual’s historical compensation and the compensation of the individual’s peers within the Company and market. While the Compensation Committee does have certain guidelines, goals, and tools that it uses to make its decisions, as explained below, the compensation process is not an exact science but incorporates the reasoned business judgment of the Compensation Committee. In making decisions for executives other than the Chief Executive Officer, the input and perspective of the Chief Executive Officer is considered by the Compensation Committee.

Compensation Components and Alignment to Compensation Philosophy.

The components of our executive compensation program contain six main elements as shown in the chart above. We explain the philosophy and key features of each below.

Determining the Proper Mix of Different Pay Elements. In determining how we allocate an executive’s total compensation package among various components, we emphasize compensation elements that reward performance on measures that align closely with business success, underscoring the pay-for-performance philosophy. A significant portion of our executive compensation is performance-based or “at-risk.” Our Chief Executive Officer and other Officers have a higher percentage of at-risk compensation relative to other employees, because our Officers have the greatest influence on Company performance. Stock-based long-term incentives represent the largest component of pay, in order to encourage sustained long-term performance and ensure alignment with stockholders’ interests. In the graphs below, we show the emphasis on at-risk or stockholder aligned compensation through performance-based short-term and long-term incentives compared to base salary.

Components of Compensation and Alignment to Goals. The Company recognizes that its share price is heavily influenced by the price of gold, copper and other commodities, which are outside of the control of the Company. Thus, as a way to balance the commodity fluctuation, the Company grants a mix of incentives including stock options, financial performance stock bonuses (common stock and restricted stock units) and performance leveraged stock units (based on share return measures) to align the interests of management with the long-term interests of stockholders. This balanced approach means that management needs to achieve specific performance goals to earn the common stock and restricted stock units even in periods of positive gold/copper price movement, and that the equity package continues to motivate performance in down-cycles as the common stock and restricted stock units retain value and have motivational impact even when gold/copper prices are falling. At the same time, the use of stock price-based incentives ensures that the highest rewards will only occur with an increasing stock price.

The components of the compensation structure are:

Time Horizon	Component	Purpose	Key Features
Current	Base Salary	Compensation for the level of responsibility, experience, skills, and sustained individual performance

Fixed compensation is not subject to financial performance risk;

Targeted to the 62.5 percentile (changed to 50th percentile for 2012, see footnote 1 below) of the peer group to ensure the ability to compete in a difficult leadership talent environment;

Individual compensation can vary above or below the market reference point based on such factors as performance, skills, experience and scope of the role relative to internal and external peers.

Short-Term (annual)	Annual Incentive Compensation Plan	Supports annual operating and financial performance, based on defined performance metrics	Annual cash award which ranges from 0-200% of target based on: • Production; • Cost of sales; • Capital expenditures; • Reserve additions; and • Non-reserve mineralization additions.
	Strategic Objectives Bonus	Rewards for the achievement of group and individual strategic objectives designed to support current initiatives, long-term sustainability and Company performance	Annual cash award based on stated measures and objectives approved in advance by the Compensation Committee.
Long-Term (3-10 years)	Performance-Leveraged Stock Units	Incentive to outperform peer group share price performance to make Newmont the preferred gold stock; aligns pay with stockholder interests and long-term stock price performance	Awards are based on absolute stock price growth and relative stock price performance against the peer group, over a three-year period.
	Financial Performance Stock	Supports consistent performance on long-term operational and financial measures that drive the success of the Company	Three-year rolling weighted average of the Corporate Performance Bonus metrics (2011: 50%; 2010: 30%; 2009: 20%).
	Stock Options	Reward for growth in the Company’s share price over the long-term	Only deliver value in the event of increased share price following three-year vesting period; Grant amount is based on individual performance.

(1)

During 2011, the Compensation Committee revised the Company’s pay philosophy for 2012 to the 50th percentile of the peer group for all components of compensation (base salary, short-term incentives and long-term incentives). Additional details are provided in the “Competitive Considerations” section.

Determination of Target Total Compensation. We consider a variety of factors when determining target Officer compensation to ensure we have a comprehensive understanding of alignment to goals, reasonableness of pay, internal equity, pay for performance, and ability to attract and retain executive talent. The primary items considered when making executive compensation determinations are discussed below and include:

•	Market information;

•	Individual performance;

•	Experience, skills and scope of responsibilities;

•	Company performance;

•	Succession planning;

•	Value of the compensation relative to the corresponding objective; and

•

Other key measures which assist in providing a comprehensive understanding of pay, such as pay mix, internal equity, Chief Executive Officer compensation versus Total Shareholder Return, and performance sensitivity analysis.

Competitive Considerations (Market Information).

Peer Group Determination. We strive to compensate our Officers competitively relative to industry peers. As part of the Compensation Committee’s charter and to ensure the reasonableness and competitiveness of Newmont’s position in the industry, the Compensation Committee regularly evaluates Newmont’s peer group with the aid of its independent consultant, Cook & Co., and with input from management. As noted above, peer groups are used in the compensation benchmarking process as one input in helping to determine appropriate pay levels. When reviewing the appropriateness of a peer group, the Compensation Committee’s analysis includes a review of information regarding each potential peer company’s industry, complexity of their business and organizational size, including revenue, net income, total assets, market capitalization and number of employees. This approach ensures a reasonable basis of comparison.

2011 Peer Group. The 2011 peer group was used to evaluate target executive compensation for 2011 and consists of the following mining and extractive industry companies:

Agnico Eagle Mines Limited	Goldcorp Inc.	CONSOL Energy Inc.
Anglogold Ashanti Limited	Kinross Gold Corporation	EOG Resources, Inc.
Barrick Gold Corporation	Teck Resources Limited	Peabody Energy
Freeport-McMoran Copper and Gold Inc.	Apache Corporation Chesapeake Energy Corporation	Talisman Energy Inc. Vulcan Materials Company
Gold Fields Limited

Newmont tends to be larger than the companies in the 2011 peer group and has outperformed the peers on several key measures as noted in the table below. Newmont’s relative size and performance was considered by the Compensation Committee when determining an appropriate compensation market reference point as described in the following section.

(1)	Represents TSR performance at the time of review

2012 Peer Group. Newmont’s peer group was reviewed in September 2011 in advance of the Compensation Committee’s pay analysis for 2012 target compensation. The intent of the review was to determine whether the peer group was appropriate given the Company’s current business structure, growth strategy, size and competition. To improve the relevance of the peer group, the review focused on increasing the weighting in mining (global diversified companies, in particular), slightly reducing the emphasis of Oil & Gas companies and adding exposure to Engineering, Procurement and Construction (EPC) companies given Newmont’s project development business unit. A comprehensive analysis was conducted by the Compensation Committee with the assistance of the Committee’s consultant and management. Based on the criteria, the peer group was revised as follows:

Added:	Removed:
Alcoa Inc.	CONSOL Energy Inc.
Anglo American	Agnico Eagle Mines Limited
Canadian Natural Resources Limited	Vulcan Materials Company
Fluor Corporation
Rio Tinto

These changes increase the peer group by two companies, meet the objectives stated above and improve the quality of the peer group by providing a more representative industry sample for Newmont’s business. Newmont’s ranking within the peer group is also more consistent with benchmarking standards and generally ranks at or near the median on key scope metrics:

(1)	Data based on the latest disclosed information at the time of the analysis.

The companies included in the comparator groups differ from those listed in the General Industry Classification Standard (“GICS”), a grouping commonly used by advisory services, as management does not believe the GICS comparator group appropriately represents the companies which constitute a directly relevant industry and labor peer group.

Positioning of Pay Relative to Peers for 2011 and 2012. For 2011 compensation, the Compensation Committee determined that it would be appropriate to continue the current compensation target of the 62.5 percentile of the 2011 peer group given that Newmont’s relative size and performance was significantly above the 2011 peer group.

For 2012 compensation, the Committee determined that the appropriate target pay philosophy is the 50th percentile and that actual compensation may be above or below the 50th percentile depending on the Company’s performance and other factors described in this section.

Material Differences Among Officers. The targets for salary and incentive compensation vary among Newmont’s Officers in an effort to reflect differences in job responsibilities and industry pay levels. This aims to avoid setting amounts that may be above or below market pay levels as would be the case if a “one size fits all”

approach were used. Specifically for the Chief Executive Officer, the target percentage for each incentive compensation component is greater than the other Officers due to his position as the top executive of the Company, commensurate with the level of accountability and degree of impact that this executive can have on overall business results.

Other Factors Used to Determine Compensation.

Effect of Individual Performance. The Compensation Committee takes into consideration subjective elements, such as the Officer’s skill set, individual achievements and role with Newmont during the relevant fiscal year. Additionally, an assessment of each Officer’s progress against their stated Strategic Objectives (discussed later in this CD&A) is completed by the Compensation Committee based on input provided by the Chief Executive Officer. The Compensation Committee ultimately makes the compensation decisions for all of the Officers, including the Chief Executive Officer, based on the Committee members’ own collective experience and business judgment.

Effect of Compensation Previously Received on Future Pay Decisions. We consider actual compensation received in determining whether our compensation programs are meeting their pay-for-performance and retention objectives. Adjustments to future awards may be considered based on results. However, the Compensation Committee generally does not reduce compensation plan targets based on compensation received in the past to avoid creating a disincentive for exceptional performance.

Other considerations in determining appropriate levels of compensation include:

Analysis	Purpose
Pay Mix	To ensure pay “at-risk” is consistent with philosophy and comparator group practices; a significant majority of pay should be “at-risk.”

Internal Equity

To understand whether internal pay differences are reasonable between executive levels and consistent with market practice.

The Compensation Committee also considers scope and accountability of the role in determining reasonable differences for internal compensation rates.

Total Compensation	To understand the purpose and amount of each pay component as well as the sum of all compensation elements in order to gauge the reasonableness and the total potential expense.

Chief Executive Officer and other Officer compensation versus Total Shareholder Return (“Pay-for-Performance Charts”)	To ensure that pay is aligned with performance and set appropriately given industry performance and pay rates.

Performance Sensitivity Analysis	To understand potential payments assuming various company performance outcomes; understand how potential performance extremes are reflected in pay; a component of our compensation risk assessment.

2011 Compensation.

While the amount of compensation may differ among our Officers, the compensation policies and factors affecting the amounts, as considered by the Compensation Committee, are generally the same for each of our Officers, including our Chief Executive Officer. In this section, we discuss the Compensation Committee’s considerations with respect to each element of compensation paid in 2011.

Base Salary. The Compensation Committee considered the compensation levels of comparable positions in the survey data to help determine a reasonable range, but also considered individual performance, tenure and experience, the overall Company performance, any retention concerns, individual historical compensation and input from other Board members. While the Compensation Committee has not adopted a policy with regard to the internal relationship of compensation among the Officers or other employees, this relationship is reviewed and discussed when the Compensation Committee determines total compensation for our Officers. The increases in base salaries earned in 2011 from those earned in 2010 were as follows:

Name	2010 Base Salary	2011 Base Salary	Change
Richard T. O’Brien	$1,060,000	$1,150,000	8.5%
Russell Ball	$565,000	$620,000	9.7%
Randy Engel	$545,000	$575,000	5.5%
Brian Hill	$605,000	$675,000	11.6%
Guy Lansdown	$605,000	$675,000	11.6%

The salary increases ranged from 5.5% to 11.6%. The results of the prior peer group comparisons (2009, 2010) found that base salaries, targeted annual cash compensation, long-term incentives and target total direct compensation were below target. In light of this fact, the Compensation Committee decided to take a measured approach to increase pay to a competitive level, gradually moving compensation back into this range over time as performance, scope and other key criteria warranted. Rather than increase levels to the target in 2009, the Committee chose to incrementally return pay to competitive rates while ensuring annual performance justified the increases. For 2010 and 2011, the Company continued to perform in the top quartile of its peers, supporting the adjustments to reach the target position. The increases above reflect the final phase of the competitive increases and adjustments will ease in 2012.

Short-Term Non-Equity Incentive Compensation.

Short-Term Incentive Compensation Highlights:

• Comprised of two components: • Corporate Performance Bonus (50% of the total short-term incentive opportunity); and • Strategic Objectives Bonus (50% of the total short-term incentive opportunity).

Short-term cash incentives include a Corporate Performance Bonus and a Strategic Objectives Bonus. Each is expressed as a percentage of base salary. The Corporate Performance Bonus and the Strategic Objectives bonus have a target and a maximum level of 200% of target. The total of the target Corporate Performance Bonus and Strategic Objectives Bonus is designed to achieve between the 50th and 75th percentile of the peer data for total short-term compensation, as described above.

2011 Short-Term Cash Targets

Name	Target Corporate Performance Bonus as a Percentage of Base Salary (A)	Target Strategic Objectives Bonus as a Percentage of Salary (B)	Total as a Percentage of Base Salary (A+B)
Richard T. O’Brien	75%	75%	150%
Russell Ball	45.0%	45.0%	90%
Randy Engel	45.0%	45.0%	90%
Brian Hill	47.5%	47.5%	95%
Guy Lansdown	47.5%	47.5%	95%

Corporate Performance Bonus.

Corporate Performance Bonus Highlights:

• Annual Company financial and operational measures;

• Payment based on overall Corporate performance;

• Payment ranges from 0-200% of target Corporate performance;

• Four of eight measures performed near target or above target levels;

• Low or no payment for the four measures that were below target levels; and

• Weighted performance resulted in an award of 110.1% of target payment; however, as described, the final payment for Officers was 75% of target.

The Corporate Performance Bonus provides an annual reward based on eight measures1 designed to balance short-term and long-term factors, business performance and successful investment in and development of Company assets. The Compensation Committee reviews and approves the performance metrics and target levels of performance annually. The amounts of 2011 Corporate Performance Bonuses earned by the Officers are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. The metrics that the Compensation Committee established for 2011 are listed below.

Corporate Performance Bonus Measure	What It Is	Why It Is Used
Equity Production	Measures the ounces of gold and pounds of copper produced each year	• Production of gold and copper
is the basis of Newmont’s
business; production is the
primary factor within the
Company’s control.

•   The metric also provides
incentive to bring various
projects into production in a
timely manner.

Costs Applicable to Sales	Measures the operating costs of producing an ounce of gold and pound of copper	• The cost metric balances the production metric by encouraging efficient, safe production. • The cost metric is designed to promote implementation of Company-wide cost control measures.
Capital Expenditures	Measures actual capital expense for projects and operations, separately, against the planned capital investments for the year, as specified by the Board. The target includes assumptions for variables such as commodities prices, currency fluctuation, and deferral or acceleration of projects. At the end of the year, the actual impact of these variables is determined, and the target is adjusted up or down, accordingly.	• As a capital intensive business,
the capital expenditure metric
focuses on efficient utilization
of capital in developing and
completing projects. Efficient
use of capital impacts the years
to payback and the overall
long-term return of the project.
Reserves and Non-Reserve Mineralization	Measures the proven and probable mineral reserves available for future mining (Reserves) as well as the mineralization not yet proven to the level required for public disclosure (Non-Reserve Mineralization)	• The Reserves and Non-
Reserve Mineralization metrics
promote the discovery of new
deposits and the successful
completion of the work needed
to report these as proven and
probable. In a business that
depletes its resources every
year through production, the
ability to maintain reserve
levels is a substantial
challenge, but necessary for
sustainability.

(1)	For Equity Production and Costs Applicable to Sales, both gold and copper are measured separately. In addition, Reserves and Non-Reserve Mineralization are also measured separately, as well as Project and Sustaining Capital, resulting in a total of 8 measures.

Calculation of Corporate Performance Bonuses. The 2011 targets were a mix of demanding financial, production, and reserve/non-reserve mineralization targets derived from the annual business planning process. It is the Compensation Committee’s perspective that the target should be challenging, yet achievable, and the target is structured accordingly. Since 2005, the Company bonus plan has paid below target in three years, which we consider as one measure of the level of difficulty of achieving a target award.

If the Company achieves its targeted performance for each of the metrics, the payout percentage for the Corporate Performance Bonus is 100%. If the minimum amounts are not achieved for a particular metric (the “threshold”), no Corporate Performance Bonus is payable for that metric. For performance between the threshold and maximum for any metric, the amount is prorated to result in a payout percentage between 50% and 200%. The slope of the bonus payout range increases upon reaching target performance in an effort to provide a stronger incentive and reward for outperforming the targets. Below target performance, upon reaching the threshold level, the incremental payout for each increment of performance remains moderate, ensuring an appropriate incentive and reward while not compensating beyond the reasonable amount for the given level of performance.

2011 Corporate Performance Bonus Metrics and Calculation

The structure of the Corporate Performance Bonus as well as the performance and bonus results for 2011 are provided in the table below:

Bonus Structure			Bonus Payment Range			2011 Results
Performance Metric	Measure/Unit	Weighting	Minimum (50%)	Target (100%)	Maximum (200%)	2011 Performance	Performance Percentage	Payout Percentage (1)
Equity Production	Gold (oz.000)	26.0%	4,914	5,172	5,353	5,185	107.1%	27.8%
	Copper (million lb.)	6.5%	220	232	240	232	104.1%	6.8%
Cost Applicable to Sales	Gold ($/ounce)	26.0%	$631	$579	$544	$591	88.4%	23.0%
	Copper ($/lb)	6.5%	$1.34	$1.23	$1.16	$1.26	86.4%	5.6%
Capital Expenditures	Project ($Million)	5.0%	$1,738	$1,655	$1,490	$1,690	79.1%	4.0%
	Sustaining ($Million)	5.0%	$1,253	$1,193	$1,074	$1,276	0.0%	0.0%
Reserves	(oz.000)	16.67%	6.50	10.20	12.60	11.58	157.4%	26.2%
Non-Reserve Material	(oz. 000)	8.33%	4.80	6.90	9.40	11.91	200.0%	16.7%

(1)	Calculated by multiplying “Weighting” x “Performance Percentage”

Total Result =	110.1%
Adjusted Bonus Payout (see statements below) =	75.0%

While the consolidated result for the Corporate Performance Bonus was 110.1%, due to the impairment recorded in 2011 for Hope Bay(1), the Committee exercised its discretion and all Officers received cash bonus awards of 75% of their respective target amounts.

To calculate the Corporate Performance Bonus for each of the Officers, the relevant target percentage of base salary was multiplied by 75%.

The targets and metrics for 2012 Corporate Performance Bonus had not been finalized as of the date of filing of this Proxy Statement.

(1)	See Note 5 to the Consolidated Financial Statements in the 2011 Annual Report on Form 10-K under the heading “Write-Down of Property, Plant and Mine Development” for additional information regarding the impairment.

Strategic Objectives Bonus.

Strategic Objectives Bonus Highlights:

• Individualized strategic objectives established for each Officer by the Compensation Committee;

• Objectives support long-term sustainability and performance;

• Payment ranges from 0-200% of target based on individual performance;

• Incorporates the leadership areas of strategy, people and organizational development, safety, operational execution and efficiency, corporate sustainability and financial strength;

• Objectives are pre-approved by the Compensation Committee;

• May be single or multi-year; and

• Payments based on results and reasoned business judgment of the Compensation Committee.

The purpose of the Strategic Objectives Bonus is to align personal performance with key individualized strategic objectives that will support the long-term sustainability and performance of the Company. The strategic objectives encompass the broad spectrum of responsibilities inherent in senior leadership roles and in many cases, do not have immediate or tangible measures. The Strategic Objectives component of the executive compensation program provides for a well-rounded assessment of executive performance, resulting in an improved correlation of pay and performance. Specifically, the program serves to provide the ability to:

•	Holistically consider performance against a broad set of strategic, operational, environmental, social, safety and financial business goals;

•	Incentivize and reward efforts that are difficult to quantify, but provide long-term stockholder value;

•	Reward for timely adjustments to business dynamics not anticipated prior to the performance period;

•

Consider the multitude of complex factors that can affect performance inside and outside of management’s control for the purpose of assessing performance and providing appropriate compensation (e.g., economic cycles, market volatility, and fluctuations in commodities prices);

•	Take an extended long-term perspective ensuring directional alignment of current performance with the vision of the organization’s future;

•	Control the potential risk of sub-optimized results due to a focus on set goals which may no longer be a key priority; and

•	Differentiate awards based on a broad perspective of an individual’s contribution to the Company.

The Strategic Objectives Bonus is not formulaic given the difficulty in explicitly quantifying the aggregate performance. Accordingly, payments under this program are awarded based on results subject to the qualified business judgment of the Compensation Committee. The Compensation Committee can award payments out of a total bonus opportunity assigned to each Officer based upon such Officer’s overall performance. The Compensation Committee receives a year-end performance assessment and recommendation for each of the Officers (except for the Chief Executive Officer) from the Chief Executive Officer. For the Chief Executive Officer, the Board of Directors determines the Strategic Objectives Bonus based on his performance against the stated strategic objectives for the year, as well as other factors potentially not contemplated prior to the start of the year. While the Strategic Objectives Bonus is based on pre-established individual goals, they do not constitute performance measures that result in automatic payout levels. Instead, they provide a context for the Board and Compensation Committee to evaluate each Officer’s performance and contributions to the Company’s success when making the bonus payout determinations.

While no single Strategic Objective is either material to an understanding of the Company’s compensation policies relating to the Strategic Objective Bonus program or dispositive in the Compensation Committee’s decisions regarding the specific payout levels, in determining the awards for 2011, the Compensation Committee considered the following key accomplishments of each Officer:

•

Richard O’Brien: led definition and execution of industry-leading strategy to link the Company’s dividend to the gold price and investor relations efforts, resulting in outstanding Total Shareholder Return, as compared to industry peers; created comprehensive operating and development plan for production growth through 2017 and beyond; defined exploration and early project development opportunities targeted to replace reserves in the long term; improved Company’s Enterprise Risk Management framework, ensuring integration of processes into routine Company operations; secured appropriate financing or capacity to support the Company’s growth strategy; delivered on operating targets; identified and executed on metrics to measure progress on Community Relationships Review efforts; created comprehensive executive-level succession plans, improving bench strength throughout the Company for the Chief Executive Officer and lower-level executives; defined a human capital strategy positioned to deliver on the Company’s growth strategy; and enhanced pay for performance in the design of compensation packages.

While Mr. O’Brien led the achievement of the items mentioned above, Mr. O’Brien volunteered to forego his Strategic Objectives bonus for 2011 in connection with the impairment recorded for Hope Bay.

•

Russell Ball: executed strategic financing plan, ensuring access to capital on favorable terms and retention of the Company’s investment grade ratings; led company-wide Enterprise Risk Management efforts, including action plans and process audits; achieved or exceeded cost savings, efficiency and scheduling targets in areas of Supply Chain Management, Information Technology and Shared Services Organization; provided leadership for transformative redesign of the Company’s enterprise resource planning systems; and enhanced the Company’s Internal Audit expertise through external recruiting.

•

Randy Engel: refined the Company’s strategic plan and growth strategy; developed innovative and successful gold-linked dividend program; implemented intensive Investor Relations communications plan and strategy; led successful completion and integration of an acquisition in North America; redesigned planning system and improved economic and financial analysis for development projects; improved bench strength in areas of Corporate Development and Planning.

•

Brian Hill: delivered on targeted operating metrics; exceeded targeted amounts of cost reduction and operational improvements from Business Excellence programs; revised operations technology programs to increase standardization and effectiveness; implemented plans to optimize Boddington operations; and enhanced relationships with global operational and project suppliers.

•

Guy Lansdown: led exploration efforts that surpassed targets for additions of gold and copper reserves and non-reserve mineralized materials; successfully advanced key development and exploration projects in accordance with plans; developed and implemented Project Excellence program throughout organization; and established and staffed an expert geotechnical and hydrological department.

While Mr. Lansdown led the achievement of the items mentioned above, the Strategic Objectives bonus for 2011 was not paid primarily in connection with the impairment recorded for Hope Bay, a project within Mr. Lansdown’s organization.

The Compensation Committee considered each Officer’s performance and key accomplishments listed above in determining their bonus amounts. The Compensation Committee considered Mr. O’Brien’s recommendations, each Officer’s performance and key accomplishments listed above and the overall performance of the Company in determining their bonus amounts. In alignment with Mr. O’Brien’s recommendations, the Committee adopted and approved the following amounts:

Name	2011 Strategic Objectives Bonus Awarded ($)	% of Target (%)
Richard O’Brien	$0	0%
Russell Ball	$279,000	100%
Randy Engel	$388,125	150%
Brian Hill	$352,688	110%
Guy Lansdown	$0	0%

Long-Term Equity Incentive Compensation.

Long-term Equity Incentive Compensation Highlights:

• Includes three performance-based elements: • Financial Performance Stock Bonus; • Stock Options; and • Performance Leveraged Stock Units.

Mix of Equity Incentive Components. Each component of the long-term equity incentive represents one-third of the total equity opportunity. Three elements are used to balance long-term financial, operational and share price performance, as well as to balance incentives for company and peer group performance.

Equity Award Target Values. The Compensation Committee designed target values of equity incentives for each Officer based upon competitive market data and the scope of the respective positions. These target values are expressed as a percentage of base salary as follows:

2011 Target Long-Term Equity Incentives

Name	% of Base Salary
Richard O’Brien	500%
Russell Ball	300%
Randy Engel	300%
Brian Hill	350%
Guy Lansdown	350%

Determination of Awards. Equity awards are granted by the Board of Directors, based upon the recommendation of the Compensation Committee. In addition to the targets discussed above, the Compensation Committee is responsible for determining who should receive awards, when the awards should be made, the exercise price/purchase price per share and the number of shares to be granted for each award (in accordance with “Newmont’s policy with Respect to the Granting of Equity Compensation” as described below). The Compensation Committee considers grants of long-term incentive awards to the Officers each fiscal year, usually at meetings scheduled shortly after the release of quarterly earnings, in which case, financial performance and potentially other material items have already been disclosed publicly, prior to the granting of any awards.

Criteria Considered in Determining the Amount of Equity-Based Compensation Awards. The Compensation Committee considers several factors when determining equity awards for our Officers, including performance, market practice, projected business needs, the projected impact on stockholder dilution, and the associated compensation expense that will be included in our financial statements. Based on these considerations, the Compensation Committee has managed stockholder dilution well within the norms of our peers and stated guidelines from proxy advisory services and institutional investors. For 2011, Newmont’s net dilution (net annual use of shares as a percentage of shares outstanding) was approximately 0.4%, well below the median of our peer group.

Equity Awards Granted in 2011. In 2010, the Compensation Committee conducted an in-depth analysis of the Company’s executive pay positioning with the assistance of its independent consultant, Cook & Co and management. As described in the section “Base Salary,” the data indicated a gap in long-term incentive compensation versus our peer group. Based on these findings, long-term incentive targets were increased to levels within a reasonable range of the intended position in an effort to bridge the gap to the targeted pay position and further align executive pay to long-term Company and share price performance. The increase in targets was divided evenly amongst the three incentive plans: Financial Performance Stock, Stock Options and Performance-Leveraged Stock Units for the 2011 awards.

Awards granted in 2011 were determined in accordance with the terms of each long-term incentive plan as approved by the Compensation Committee. In the case of stock options, the awards were also based upon each Officer’s individual performance.

Newmont’s Policy with Respect to the Granting of Equity Compensation. Equity awards are granted by the Board of Directors, based upon the recommendation of the Compensation Committee. The Compensation Committee has the authority to grant equity to employees below the Officer level; Board of Director’s approval is required for Officer grants.

Financial Performance Shares.

Financial Performance Share Highlights:

• Provides long-term focus on key operational and financial measures that drive Company success;

• Supports linearity in production, supporting stable and predictable long-term results;

• Performance basis is the weighted average of the Corporate Performance Bonus over three years;

• Performance is weighted 20% for 2009, 30% for 2010, 50% for 2011;

• Shares are set at the beginning of the performance period, so pay is “at-risk” to changes in share price over the performance period; and

• Weighted payout for 2011 was 118.3% of the target award; however, as a result of the reduction in the Corporate Performance Bonus mentioned previously, the payment as a percentage of target for Officers was 100.7%.

The Financial Performance Stock Bonus is tied to overall Company performance:

•	The target grant is set in number of shares, versus dollars, so that the actual payout is “at-risk” to changes in share price over the performance period.

•	Target shares are set by dividing the Officer’s eligible wages by the average Newmont share price for the month prior to the performance period.

•	The number of shares granted at the end of the performance period is based upon the three year weighted average of the Corporate Performance Bonus metrics and can range from 0% to 200% of target.

For 2011, the payout for the Corporate Performance Bonus was reduced to 75% as described previously. This also impacted the payout for the Financial Performance Stock Bonus as the performance value used in the calculation of the Financial Performance Stock Bonus for 2011 would have been 110.1%, instead of 75%. This had the effect of reducing the Financial Performance Stock Bonus payout from 118.3% of target to 100.7% as shown in the chart below:

Year	Weighting (A)	Corporate Performance Bonus Result (B)	Weighted Performance Factor (AxB)
2011	50%	75.0%	37.5%
2010	30%	124.3%	37.3%
2009	20%	129.6%	25.9%

Total Payout(1)			100.7%

(1)	Represents the sum of the “Weighted Performance Factor” for each year.

2011 Financial Performance Stock Bonuses

On March 2, 2012, the Company granted Financial Performance Stock Bonuses for 2011 performance in the following amounts:

Name	Eligible Earnings (A)	2010 Target as a Percentage of Base Salary (B)	Stock Price Basis used for Setting Target Shares (C)	Target Shares (D) = (AxB)/C	Payout Factor (E)	Number of Shares Granted (DxE)
Richard T. O’Brien	$1,150,000	166.7%	$60.88	31,483	100.7%	31,706
Russell Ball	$620,000	100.0%	$60.88	10,184	100.7%	10,256
Randy Engel	$575,000	100.0%	$60.88	9,445	100.7%	9,511
Brian Hill	$675,000	116.7%	$60.88	12,935	100.7%	13,027
Guy Lansdown	$675,000	116.7%	$60.88	12,935	100.7%	13,027

One third of the Financial Performance Stock Bonus was paid after the performance period in common shares on the date of grant (March 2, 2012) and two-thirds of the Financial Performance Stock Bonus will be paid in restricted stock units that vest in equal annual increments on the second and third anniversaries from the date of grant (March 2, 2013, and 2014).

The Company accrues cash dividend equivalents on restricted stock units and pays them upon vesting when common stock is issued.

Stock Option Awards.

Stock Option Highlights:

• Directly align executive and stockholder interests;

• Performance-based, at-risk incentive as the executive does not receive any benefit unless the stock price rises after the date of grant;

• Further performance-based as the award size is also subject to the executive’s performance;

• Exercise price is equal to the fair market value on the date of grant;

• Awards are only granted at predetermined Compensation Committee meeting dates; and

• Awards vest over three years; sale of shares after exercise is subject to each executive meeting Newmont’s stock ownership requirements.

The stock option vehicle rewards executives for growth in the value of Company stock over the long-term. Stock options deliver value to an executive only if the share price is above the grant price after the date of vesting. Therefore, stock price volatility will have a greater impact on total compensation results delivered from stock options as compared to restricted stock units.

Each Officer has a target percent of base salary to be awarded in options. The Compensation Committee has discretion to grant above or below the target, with management’s recommendation that individuals with high personal performance should receive a grant above target. In April 2011, all of the Officers received at least the targeted amount of stock options, as well as additional options in recognition of high personal performance during 2010. The Compensation Committee makes recommendations regarding the amount of option grants, and such recommendations are ratified by the full Board. The 2011 option grants were based upon the Compensation Committee’s evaluation of each Officer’s performance as measured against 2010 Strategic Objectives. In this context, the Compensation Committee considered the following key accomplishments of each Officer, in each case concluding that the Officer had successfully achieved the stated Strategic Objectives:

•

Richard O’Brien: led efforts to promote cultural changes with the objective of positioning the Company to deliver high performance over the long-term, such as through enhancing the Company’s safety mindset and improving planning capabilities; enhanced governmental and external relationship programs; positioned the Company’s environmental and social responsibility programs as competitive strengths through sound environmental performance and enhanced programs; fully established the foundation of the ongoing Community Relationships Review Program; increased the Company’s Human Resources capabilities, including improved succession planning, management training and employee engagement; delivered on the Company’s business plans in a safe, environmentally and socially responsible manner; refined the Company’s overall strategic plans, including defining the appropriate mix between internal projects/development opportunities and external merger/acquisition opportunities; managed the Company’s divestiture obligations and external relationships relating to the Company’s interest in the Batu Hijau mine in Indonesia; improved the Company’s financial strength and flexibility; and implemented programs to achieve operational efficiency.

•

Russell Ball: ensured access to capital and financial flexibility; eliminated waste and maximized value of assets through Business Excellence programs, such as Continuous Improvement and creation of a Management Operating System; successfully strengthened Newmont’s balance sheet; and successfully completed the integrations for the supply chain, information technology, accounting and tax functions.

•

Randy Engel: developed and led a planning initiative, making changes to allow increased understanding of the direction of the business, promoting focused analysis of results and options around alternative plan decisions; identified and analyzed several growth opportunities; enhanced Newmont’s Investor Relations function; and improved bench strength in the groups he oversees.

•

Brian Hill: delivered on targeted operating metrics, in-line with expectations despite geotechnical events and ore grade reconciliation issues; deployed the Business Excellence programs resulting in cost reductions and operational improvements; established and led the Company’s Safety Task Force; and improved leadership bench strength.

•

Guy Lansdown: built and led exploration programs that delivered above targets; successfully advanced key development and exploration projects, including the Conga project in Peru and the Akyem project in Ghana; reinstituted innovation and research and development to advance Newmont’s mining practices.

To determine the exact number of options to grant, the Company divides the percentage of base salary for the grant by the Black Scholes value on the date of grant, which was $19.04 for 2011.

The stock option exercise price granted by Newmont (i.e. not an option assumed or granted in relation to an acquisition) is the average of the high and low sales share price on the date of grant.

2011 Stock Option Awards

Name	2011 Target as a Percentage of Eligible Wages	Target Dollar Value of Option Grant	Modified Target Based on Performance (A)	Black-Scholes per Share used to Determine Options Granted (B)	Stock Options Granted (A/B)
Richard T. O’Brien	166.7%	$1,916,667	$1,999,200	$19.04	105,000
Russell Ball	100.0%	$620,000	$694,960	$19.04	36,500
Randy Engel	100.0%	$575,000	$628,320	$19.04	33,000
Brian Hill	116.7%	$787,500	$856,800	$19.04	45,000
Guy Lansdown	116.7%	$787,500	$818,720	$19.04	43,000

The numbers and grant date fair values of stock options granted to the Officers in 2011 are shown in the 2011 Grants of Plan-Based Awards Table.

2011 Performance Leveraged Stock Units (PSUs).

PSU Compensation Highlights:

•	Long-term pay-for-performance vehicle based on:

•	Newmont’s share price performance versus peers; and

•	Absolute share price growth over the performance period.

•	Performance Period is three years; and

•	2010-2011 performance of 34% price growth and top performance versus peers resulted in a payout of 184% of target.

The Performance Leveraged Stock Units (“PSUs”) align Officer compensation with long-term Company and stock price performance. The number of PSUs earned is determined at the end of a three-year performance period based upon the change in Newmont’s stock price and the relative performance of Newmont’s stock price versus the peer group. Payment for the PSU program can range from 50% to 200% in total, as detailed below.

Determining PSU Awards. The calculation of the PSU awards is based on the Target Stock Bonus, Market Payout Factor and the TSR Payout Factor:

PSU Award = Target Stock Bonus x (Market Payout Factor + TSR Payout Factor)

• Target Stock Bonus. The target stock bonus for each Officer is calculated by multiplying the Officer’s base salary by their target PSU award percentage. This value is then divided by the average daily closing price for the fourth quarter prior to the performance period (the “baseline”).

Target Stock Bonus = (base salary x target %) / baseline

• Market Payout Factor (“MPF”). The MPF is based on the absolute stock price change versus the baseline over the three year performance period. The baseline is compared to the average daily closing price of the last quarter of the performance period to determine the overall stock price change.

The payment for the MPF can range from a minimum of 50% to a cap of 150% of target based on the absolute stock price performance during the performance period. A minimum award of 50% of target is provided for retention, succession and competitive pay purposes. The minimum award is also provided in recognition that significant stock price declines may be related to changes in commodities prices which are outside of the Company’s control. Conversely, Officers can earn up to 150% of target to incent performance. The award is capped at 150% in recognition that significant stock price appreciation may be related to changes in commodities prices. This range of payment is believed to strike an appropriate balance between retention, incentive and mitigation of excessive risk. The performance range is displayed in the graph below(1).

(1)

Upon review of the program after its initial award cycles, for awards beginning in 2012, the minimum award condition will be removed such that the payout could track to zero subject to stock price performance. This is further described in “Looking Ahead to 2012” following this section.

• TSR Payout Factor (“TPF”). The TPF is based on the relative Total Shareholder Return (“TSR”) of Newmont over the three-year performance period versus the TSR of an index of gold mining peer companies. The stock prices used in the TPF calculation are based on the same approach as noted for the MPF, however the calculation also adjusts for dividends paid during the period.

The payment for the TPF can range from 0 to 50% of target based on Newmont’s relative share price performance. Newmont’s stock price must reach at least threshold performance for Officers to receive any level of payment. Threshold performance under the TPF is defined as the median (50th percentile) TSR of the peer group index. Upon exceeding the peer group median TSR, each percent increase above the median TSR corresponds to a payment equal to 2% of target, up to a maximum of 50%. This 2% multiplier is used to incent over-achievement yet make the maximum award realizable without incenting excessive risk taking. For example, if Newmont’s TSR percentile ranking reaches the 60th percentile (10% above the median), the resulting payment would be 20% of target (10% above the median X 2% multiplier).

In sum, the maximum PSU payout of 200% of the target PSUs would be awarded if the Company’s stock price at the end of the performance period equals 150% of the baseline and if the Company’s TSR reaches the 75th percentile of the peer group. If the Company’s TSR is at or below the median of the peer group, there will be no payout of PSUs for the TPF (TSR) metric.

Implementation of PSUs in 2010. In addition to the three-year PSU target set in 2010 which will result in payouts in 2013, the Compensation Committee implemented initial one- and two-year periods (“feather-in awards;” award values were weighted at one-third and two-thirds of the three-year values) to provide a transition into the new long-term program.

PSU Peer Group. The companies in the TSR peer group are listed below, and may be altered from time to time due to mergers, acquisitions or at the discretion of the Compensation Committee:

Agnico Eagle Mines Limited	Gold Fields Limited
Anglogold Ashanti Limited	Harmony Gold Mining Company Limited
Barrick Gold Corporation	Kinross Gold Corporation
Compañía de Minas Buenaventura S.A.A.	Newcrest Mining Limited
Freeport-McMoran Copper & Gold Inc.	Yamana Gold Inc.
Goldcorp Inc.

The TSR peer group varies from the total compensation peer group because the TSR peer group is comprised of only companies with large gold mining operations, irrespective of comparable company size. The Compensation Committee determined that a relative TSR peer group should focus on companies with gold operations, as those are the Company’s direct competitors for investors and are subject to similar market forces related to gold price changes. The total compensation peer group includes companies without gold operations, but those entities are more similar in revenue, net income, total assets, market capitalization and number of employees. The Compensation Committee determined that the total compensation peer group is superior to the TSR peer group for evaluating total compensation, because the entities in the total compensation peer group are the Company’s competitors for employees and their business operations are of a relatively comparable size to Newmont.

PSU results for 2011. As noted above, the 2011 results were based on the two year “feather in” award, covering the period of 2010 through 2011. The Company experienced solid stock price growth and stock price growth versus its peer group over this term. With respect to the PSU components, Newmont’s stock price increase (“MPF”) was 34% or 134% of the baseline. Newmont’s relative TSR versus peers (“TPF”) ended the period at the 100th percentile. This stock price performance resulted in an overall PSU payout for 2011 of 184%. The chart below shows the payments for each Officer, based on the results of the PSU award for 2011.

			Average Closing Price for Q4 2009 (C)	2011 Target “Feather- in” Stock Award (D) (1) = ((A x B)/C)*(2/3)
Name	2010 Eligible Earnings (A)	Target % (B)			2010-2011 Price Appreciation (‘E)	2011 Relative TSR Ranking (F)	PSU Award (1) (2) = D x (E + (F-50)x2)

Richard O’Brien	$1,060,000	155%	$48.66	22,510	134%	100%	41,422
Russell Ball	$565,000	90%	$48.66	6,967	134%	100%	12,820
Randy Engel	$545,000	90%	$48.66	6,720	134%	100%	12,366
Brian Hill	$605,000	90%	$48.66	7,460	134%	100%	13,727
Guy Lansdown	$605,000	90%	$48.66	7,460	134%	100%	13,727

(1)	The amounts listed above represent the two-year “feather-in” award which equates to two-thirds of the full value.

(2)	Relative TSR award is capped at 50%, therefore, the “2 multiplier” does not apply in this case.

Actual Compensation Earned in 2011.

The following table summarizes the Total Direct Compensation (base salary + annual bonus awards + long-term incentives) as described in the sections above for 2011. The table provides a condensed summary of actual Total Direct Compensation awarded to the Officers for their performance in 2011.

Name	2011 Base Salary	Corporate Performance Bonus @ 75%	Strategic Objectives Bonus		Financial Performance Stock (1) @ 100.7%	Stock Options(2)		Performance Leveraged Stock Units (3) @ 184%	2011 Total Direct Compensation	Actual Total Direct Compensation versus Target (4)	Newmont 2011 TSR
			Percent of Target Award	2011 Strategic Objectives Bonus		Percent of Target Awarded	Stock Options

Richard T. O’Brien	$1,150,000	$646,875	-	$0	$1,869,386	104.3%	$1,999,200	$2,442,241	$8,107,702	102%	2011 TSR rank = 91st percentile; 2010-2011 Performance Period = 34% stock price growth
Russell Ball	$620,000	$209,250	100%	$279,000	$604,694	112.1%	$694,960	$755,867	$3,163,771	112%
Randy Engel	$575,000	$194,063	150%	$388,125	$560,769	109.3%	$628,320	$729,099	$3,075,376	117%
Brian Hill	$675,000	$240,469	110%	$320,625	$768,072	108.8%	$856,800	$809,344	$3,670,310	107%
Guy Lansdown	$675,000	$240,469	-	$0	$768,072	104.0%	$818,720	$809,344	$3,311,605	97%

(1)	Value displayed is the estimated value determined by multiplying the closing share price as of March 2, 2012, by the number of shares awarded as described in the CD&A.

(2)	Value displayed is the stock option granted April 2011.

(3)	Value displayed is the estimated value determined by multiplying the closing share price as of March 2, 2012, by the number of shares awarded as described in the CD&A.

(4)	Target Direct Compensation is adjusted to recognize the PSU award represents two-thirds of the standard PSU value.

Looking Ahead to 2012.

During 2011, the Compensation Committee reviewed the executive compensation incentive structure for potential adjustments to 2012 programs. The review was conducted to understand where opportunities exist to further align executive pay with Company performance, reduce complexity and promote good corporate governance. Based on the review, the following revisions are planned for 2012. (Full details of the plans and rationale for the revisions will be provided in the 2013 CD&A; complete plan details were not confirmed at the time this proxy statement was issued.)

2012 Corporate Performance Bonus. To improve the alignment of pay and performance for Newmont’s capital projects, a key component of the Company’s growth strategy, a new component to measure the effective use of capital is being considered. The intent is to provide an improved measure of project success and returns on significant investments.

2012 Long-Term Incentive Structure. In reviewing the Company’s long-term incentive (LTI) structure, the Compensation Committee focused on evolving the program’s effectiveness, financial efficiency, simplicity and governance. This included removing duplicate measures between the short-term and long-term plans and adding a forward-looking financial metric-based plan. With this, the Committee decided on the following improvements:

•

Reduced the number of plans from three down to two by discontinuing time-based stock options and incorporating the target percentage for stock options into the Performance Leveraged Stock Units (the “TSR” plan), and

•

Adopted a new performance-based LTI plan, Strategic Stock Units (“SSUs”), which will be based on Earnings Before Interest, Tax, Depreciation and Amortization, “EBITDA,” a financial measure that aligns with Company performance and stockholder value. (This will replace the Financial Performance Share bonus which contains the metrics in the Corporate Performance Bonus, but measures over a longer period.)

Specifically, the 2012 LTI structure is expected to include:

•

Performance Leveraged Stock Unit (PSU) Awards. The PSU awards will increase to represent two-thirds of the Officer’s target LTI value (increased from one-third). This increases the alignment with stockholder interests given the plan is based on stock price improvement and relative total shareholder return (TSR). Additionally, the minimum award condition will be removed such that the payout could track to zero subject to stock price performance.

•

Strategic Stock Unit (SSU) Awards. The SSU awards will be based on Newmont’s EBITDA performance requiring threshold achievement for payment. The Company has selected EBITDA as it believes this is a key financial measure that aligns with operational components under management’s control. Additionally, it is deemed to support the Company’s growth strategy by ultimately strengthening the balance sheet (cash position) to fund growth projects which aim to drive long-term Company performance. Additional details of the SSU plan will be provided in the 2013 proxy statement.

With the revisions noted above, the following chart summarizes the structure and rationale for the planned 2012 executive compensation structure (percentages represent the tentative distribution for the CEO level):

Portfolio of Leadership Measures for 2012

Post-Employment Compensation.

In order to alleviate concerns that may arise in the event of an employee’s separation from service with us and enable employees to focus on Company duties while employed by us, the Company has post-employment compensation plans and policies in place that include Company funded benefits as well as employee contribution-based benefits. Our post-employment compensation plans and policies provide for broad range of post-employment benefits to our employees, including Officers, and create strong incentives for employees to remain with the Company. The Company’s decisions regarding post-employment compensation take into account the industry sector and general business comparisons to ensure post-employment compensation is aligned with the broader market.

Retirement.  On a regular basis, usually every three years, the Company reviews its retirement benefits. The purpose of the review is to assess the level of replacement income that the Company’s retirement plans provide for a full career Newmont employee. The Company attempts to maintain a competitive suite of retirement benefits that accomplishes income replacement post retirement. The level of income replacement varies depending on the income level of the employee. Those employees at lower-income levels enjoy much higher levels of income replacement with the Company retirement benefits package, compared to higher-income level employees. The benefits included in the analysis are the pension plan, pension equalization plan, 401(k) matching contribution and social security benefits. The Company retirement benefits are important hiring and retention tools for all levels of employees within the Company.

The Company offers two tax-qualified retirement plans, the Pension Plan, which is a defined benefit plan and the Savings Plan, which is a defined contribution plan (401(k)). Both of these plans are available to a broad range of Company employees, generally including all salaried U.S. based employees. Because of the qualified status of the Pension Plan and Savings Plan, the Internal Revenue Code limits the benefits available to highly-compensated employees. As a result, the Company provides a non-qualified defined benefit plan (Pension Equalization Plan) and a non-qualified savings plan (Savings Equalization Plan) for highly-compensated employees who are subject to the Internal Revenue Code limitations in the qualified plans. The two equalization plans are in place to give employees the full benefit intended under the qualified plans by making them whole for benefits otherwise lost as a result of Internal Revenue Code annual compensation limits.

See the Pension 2011 Benefits Table and 2011 Non-Qualified Deferred Compensation Table for a description of benefits payable to the Officers under the Pension Plan, Pension Equalization Plan and the Savings Equalization Plan.

Change of Control. The Company recognizes that the potential for a change of control can create uncertainty for its employees that may interfere with an executive’s ability to efficiently perform his or her duties or may result in a termination of an executive’s employment with us during a critical period. As a result, the Company adopted the Executive Change of Control Plan of Newmont (“Change of Control Plan”) to retain executives and their critical capabilities to enhance and protect the best interests of the Company and its stockholders during an actual or threatened change of control. When the Company adopted the original Change of Control Plan in 1998, the Compensation Committee at the time determined that the level of benefits in the plan were competitive within the mining industry. The levels of benefits provided in the Change of Control Plan are intended to motivate and retain key executives during an actual or threatened change of control.

In the event of a Change of Control, as defined in the Plan, and a qualifying termination of employment, the Officers receive three times annual pay and other benefits. See the Potential Payments Upon Termination or Change of Control section for potential amounts payable to the Officers under the Change of Control Plan. These benefits, paid upon termination of employment following a change of control on what is sometimes referred to as a “double-trigger” basis, provide incentive for executives to remain employed to complete the transaction and provide compensation for any loss of employment thereafter.

The Company’s 2005 Stock Incentive Plan generally provides for vesting of unvested restricted stock and stock options upon a change of control of the Company. This provision does not apply to Performance Leveraged Stock Units or Mr. O’Brien’s October 31, 2008, grant of restricted stock units and stock options. The cash bonus plan provides for payment of pro-rated target Corporate Performance Bonuses and Strategic Objectives Bonuses upon a change of control. These single-trigger events upon a change of control of the Company provide immediate compensation to executives in the forms of cash (Corporate Performance Bonus/Strategic Objectives Bonus) and vesting of outstanding equity (Financial Performance Shares/options). In the case of cash bonuses, the amounts represent a pro-rated target amount commensurate with the portion of the year that the Officer worked prior to the change of control. In the case of equity, the outstanding equity represents equity that the Officer already earned, but was not yet vested (Financial Performance Shares/options). These benefits, paid on what is sometimes referred to as a “single-trigger” basis, align compensation directly with stockholder interests at the time of acquisition to complete the transaction on favorable terms and recognize the decreased probability that the executives will retain the ability to impact share price after the change of control.

Plans and policies related to change of control effective 2012.

•

Treatment of equity in the event of a change of control for all awards beginning in 2012: For all awards granted in 2012 and thereafter, in the event of a change of control, accelerated vesting of equity compensation will only occur upon employee termination (“double-trigger”).

•

2012 Executive Change of Control Plan (the “2012 ECOC Plan”): The Company adopted a revised change of control plan for any newly hired eligible employee or any employee promoted into an eligible position on or after January 1, 2012. The prior plan remains in place for employees who were eligible on, or prior to, December 31, 2011. The 2012 ECOC Plan contains the following material changes from the prior 2005 Executive Change of Control Plan believed to be consistent with modern severance practices:

•	Removal of the excise tax gross up;

•	Reduction in the formula used for calculating severance;

•	Removal of retirement plan contributions; and

•	Reduction of the time period for continuation of health benefits.

Severance. On October 26, 2011, the Company adopted The Executive Severance Plan of Newmont (the “ESP”) which replaced the Severance Plan of Newmont for employees in executives levels and includes Messrs. O’Brien, Ball, Engel, Hill and Lansdown. The ESP provides severance benefits following involuntary termination without cause. The ESP was adopted to mitigate negotiation of benefits upon termination, provide additional protection to the Company and define and cap severance costs. Maximum benefits under the ESP are reduced from the prior Severance Plan of Newmont. Additionally, unvested stock options will be forfeited upon termination (versus vesting pro-rata under prior terms). Other forms of equity will vest pro-rata (versus full vesting in some cases of previous awards). The pro-rata portion represents the amount deemed to be earned. The purpose of the Severance Plan is to provide income and benefit replacement for a period following employment termination, where termination is not for cause. The Severance Plan allows the terminated employee time and resources to seek future employment.

See the Potential Payments Upon Termination or Change of Control section for potential amounts payable to the Officers under the Executive Severance Plan.

Officer’s Death Benefit. The Company maintains group life insurance for the benefit of all salaried employees of the Company. In addition, for highly-compensated executives, including the Officers, the Company provides a supplemental Officer Death Benefit Plan. The purpose of the Officer Death Benefit Plan is to provide benefits to Officers of the Company beyond the maximum established in the Company’s group life insurance, as appropriate to their higher income levels.

See the Potential Payments Upon Termination or Change of Control section for potential amounts payable to the Officers under the Officer Death Benefit Plan.

Executive Agreements.

All of the Officers are at-will employees of the Company, without employment agreements.

Other Policies and Considerations.

Results of the 2011 Advisory Vote on Executive Compensation (“Say on Pay”)

In 2011, Newmont conducted an advisory vote on the compensation of the Officers in accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly known as “Say on Pay.” As Newmont regularly engages stockholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback, the “Say on Pay” vote serves as an additional tool to guide the Board and the Compensation Committee in ensuring alignment of the Company’s executive compensation programs with stockholder interests.

The result of our 2011 Say on Pay vote indicates substantial support for the executive compensation of our Officers with 95% of the votes cast “For” the advisory vote on executive compensation. The Compensation Committee reviewed this result, and while believing this result indicates approval of Newmont’s executive compensation, during 2011, the Committee took actions to continue improving the alignment of executive compensation with stockholder interests, as described in this CD&A. Although the Committee did not make any changes to our executive compensation program and policies specifically as a result of the 2011 “Say on Pay”

advisory vote, the Committee’s decisions were informed in part by the broader discussions and best practices resulting from the 2011 “Say on Pay” process. The Compensation Committee will continue working to ensure that the design of the Company’s executive compensation programs is focused on long-term stockholder value creation, emphasizes pay-for-performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee will continue to use the “Say on Pay” vote as a guidepost for stockholder sentiment and continue to respond to stockholder feedback.

Executive Compensation Risk Assessment.

We believe that Newmont’s compensation program for the Chief Executive Officer and Officers is structured in a way that balances risk and reward, yet mitigates the incentive for excessive risk taking. Through a thoughtful balance of performance vehicles, such as performance-based equity denominated in restricted stock units, there is a meaningful level of performance incentives without excessive leverage. Additionally, through discussions with the Company’s Chief Executive Officer and Chief Financial Officer, as well as reviewing planning projections, the Compensation Committee gains valuable insight regarding the reasonable range of future performance expectations, which is considered in determining the funding structures of incentive plans.

Beyond prudent plan design and compensation policies, in 2009, the Compensation Committee conducted a comprehensive risk assessment of the Company’s executive compensation program. The Company has a global Enterprise Risk Management (“ERM”) team, led by the Company’s Vice President and Treasurer. One of the ERM team’s objectives is to conduct the compensation risk assessment and report on the process and findings to the Compensation Committee and the Audit Committee, as well as the full Board of Directors. In 2009, the ERM team reviewed the executive compensation program, assessed the design features in the Company’s compensation plans that may encourage excessive risk taking (meaning risks that are reasonably likely to have a material adverse effect on the Company) by executives and assessed the design features in the compensation program that moderate the potential for excessive risk-taking in the short and long-term.

In November 2009, the team reported to the Compensation Committee that the current analysis of the Company’s compensation program did not uncover risk factors that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee agreed with the conclusions of the risk assessment. This analysis was revalidated in 2010 upon review of the ERM team, and there will be another review in 2012 based upon the 2012 compensation design changes enumerated above.

Accelerated Vesting of Stock Awards.

Change of Control. A change of control will have certain immediate effects on stock awards granted to Officers prior to 2012. Immediately prior to a change of control, among other things:

•	Financial Performance Stock Bonuses: all restrictions applicable to outstanding Financial Performance Stock Bonuses will lapse;

•

Stock Options: all outstanding options will become fully exercisable and those options will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options; and

•

PSUs: PSU performance will be measured using the change of control price of the Company stock. The pro-rata percentage of the actual payout of PSUs correlating to the period of time that elapsed prior to the change of control shall be granted in common stock. For the remainder of the actual PSUs correlating to the performance period that did not elapse prior to the change of control, the Company will issue restricted stock units that will vest at the end of the performance period. In the event that the acquiring company will not issue equity, the acquiring company may issue cash equivalent awards.

The restricted stock and stock option awards to Richard O’Brien on October 31, 2008 do not vest upon a change of control, but do vest upon any involuntary termination of employment, excluding termination for cause as defined in the Executive Change of Control Plan.

Treatment of equity in the event of a change of control for all awards beginning 2012: For all awards granted in 2012 and thereafter, in the event of a change of control, accelerated vesting of equity compensation (primarily unvested restricted stock units and stock options) will only occur upon employee termination.

Death/Long-Term Disability/Retirement/Severance.

•

Financial Performance Stock Bonus: Termination of employment due to death, long-term disability or retirement under the Pension Plan (entitling the executive to immediate pension benefits) or severance (following approval by the Executive Vice President of Human Resources and execution of a release) triggers the immediate vesting of all Financial Performance Stock Bonuses granted to the executive.

•

Stock Options: In the event of employment termination due to death, severance (after execution of release) or long-term disability, a pro-rata portion of the executive’s stock options (such pro-rata portion is based on days of service from the date of grant until the date of termination of employment in relation to the full vesting period) will immediately vest and all previously vested and accelerated vested options will be exercisable for a period beyond termination. If an executive retires and is entitled to an immediate pension under the Pension Plan, the executive’s unvested stock options will vest and all previously vested and accelerated vested options will remain exercisable beyond termination for a certain period. Despite the extension of time to exercise options after termination in the event of death, long-term disability, retirement or severance, no option remains exercisable beyond 10 years from the date of grant.

•

PSUs: In the event of death or disability during the performance period, payout is pro-rated at target and common stock is issued as soon as practicable. In the event of severance during the first year of the performance period, all PSUs are forfeited. In the event of severance after the first year of the performance period, payout is pro-rated at the lesser of target or actual performance and paid at the end of the performance period. In the event of retirement under the Pension Plan (entitling the executive to immediate pension benefits), the Company will issue a pro-rata award at the end of the performance period based upon actual performance.

The restricted stock and option awards to Mr. O’Brien on October 31, 2008, vest on a pro-rated basis upon the death or disability of Mr. O’Brien.

Granting Stock Options. The Company, at the direction of the Compensation Committee, has examined its policies and procedures relating to the grant of stock options. The Company:

•	does not have a program, plan or practice to time stock option grants to its executives in coordination with the release of material nonpublic information;

•	does not set the date of its stock option grants to newly-hired executives in coordination with the release of material nonpublic information;

•	does not plan to time, nor has it timed, the release of material nonpublic information for the purpose of affecting the value of executive compensation; and

•	does not have a program, plan or practice related to setting stock option prices based on the value of the Company’s stock on a date other than the stock option’s actual grant date.

The Company has a written policy governing the grant of stock options. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•	the Company will not time release of material nonpublic information for the purpose of affecting the value of executive compensation;

•

stock options will be granted only by the Board of Directors or the Compensation Committee designated under the applicable stock plan, and authority to grant options will not be delegated to management;

•	stock options will be priced at fair market value on the day of the grant (as defined in the Company’s stock plan); and

•

stock options will generally be granted annually, at least three days after announcement of financial and operations results for the first quarter of the year. In deviating from this policy, the Compensation Committee may consider all relevant facts and circumstances, including the desirability of granting options for new employees or granting stock options at meetings held at other times of the year.

The Company’s 2005 Stock Incentive Plan defines fair market value of the stock as the average of the high and low sales price on the date of the grant. The Company selected, and the Compensation Committee approved, this formula to mitigate the effect of the volatility of the Company’s stock price, often a direct result of day-to-day changes in the gold price and not factors related to Company performance. The formula does not increase the likelihood that recipients will be granted in-the-money stock options.

Stock Ownership Guidelines. The Company’s stock ownership guidelines require that all employees designated as “executives” for purposes of this policy (approximately 85 individuals) own shares of the Company’s stock, the value of which is a multiple of base salary. For the Officers, the stock ownership guidelines are as follows:

Stock Ownership Guidelines

Name	Multiple of Base Salary
Richard O’Brien	5
Russell Ball	2
Randy Engel	2
Brian Hill	2
Guy Lansdown	2

Stock ownership guidelines were put in place to increase the alignment of interests between executives and stockholders by encouraging executives to act as equity owners of the Company. The Compensation Committee sets the ownership guidelines by considering the size of stock awards. Based upon the historic conservative levels of stock awards to Company executives, the Compensation Committee sets the ownership guidelines at corresponding levels. Unvested shares of restricted stock, restricted stock units and shares held in retirement accounts are considered owned for purposes of the guidelines. The Compensation Committee reviews compliance with the guidelines annually. Executives who are new to their positions have five years to comply with the guidelines. All of the executives identified above are in compliance with the stock ownership guidelines.

Restrictions on Trading Stock. The Company has adopted a stock trading policy for its employees, including the Officers. The policy prohibits certain employees from trading during specific periods at the end of each quarter until after the Company’s public disclosure of financial and operating results for that quarter, unless they have received the approval of the Company’s General Counsel. The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. In addition, the Company requires pre-clearance of trades in Company securities for its Officers, and prohibits buying shares on margin or using shares as collateral for loans.

Perquisites. The Company’s philosophy is to provide minimal perquisites to its executives. In 2011, such business related perquisites for the Officers included a country club membership and incidental personal use of administrative assistant services for Mr. O’Brien.

Richard O’Brien uses the country club for substantial business purposes, including business entertainment, meetings and dinners. In recognition of the fact that some portion of the membership is used for personal purposes, the entire amount reimbursed is considered a perquisite, is fully taxable to Richard O’Brien, not grossed up, and reported in the All Other Compensation column of the Summary Compensation Table.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation in excess of $1,000,000 that the Company may deduct in any one year with respect to its chief executive officer and three other most highly compensated executive officers

(excluding the chief financial officer) whose compensation must be included in this proxy statement because they are the most highly compensated executive officers. There are exceptions to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Company has not adopted a formal policy requiring all compensation to meet the exception requirements under Section 162(m) and therefore not be subject to the $1,000,000 deductibility limitation. The Company has decided not to implement a formal policy so that the Company can maintain flexibility in compensating executive officers in a manner designed to promote various corporate goals.

In 2011, Messrs. O’Brien, Engel, Hill and Lansdown amounts are greater than $1,000,000, and a portion of their salaries, bonuses, stock awards, and other compensation items are not deductible by the Company. Stock option awards pursuant to stockholder approved plans are performance-based and are fully deductible, regardless of the $1,000,000 limit in Section 162(m). Corporate Performance Bonuses, Strategic Objectives Bonuses and Financial Performance Stock Bonuses do not meet the performance-based exception under Section 162(m) and are therefore subject to the $1,000,000 deduction limit. To date, the Company has deemed the additional tax benefits that it could receive from a Section 162(m) executive compensation plan as immaterial to the Company. However, the Company continually assesses the materiality of additional Section 162(m) tax benefits that it could receive from a Section 162(m) executive compensation plan as executive compensation evolves.

Executive Compensation Tables

2011 Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)	Stock Awards(2) ($)		Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation(4) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5) ($)	All Other Compen- sation(6) ($)	Total ($)
Richard T. O’Brien	2011	$1,150,000		$0	$4,673,868	(8)	$1,999,200	$646,875	$1,519,837	$94,401	$10,084,181
President and Chief	2010	$1,065,000	(7)	$779,100	$7,103,249		$1,600,000	$988,185	$905,919	$64,678	$12,506,131
Executive Officer	2009	$1,025,000		$1,153,125	$1,529,919		$1,552,490	$996,300	$746,612	$64,474	$7,067,920

Russell Ball	2011	$620,000		$279,000	$1,475,794	(9)	$694,960	$209,250	$1,256,504	$45,201	$4,580,709
Executive Vice	2010	$565,000		$300,000	$2,505,291		$699,990	$298,475	$825,560	$37,261	$5,231,577
President and Chief	2009	$544,667		$350,000	$441,359		$611,014	$300,002	$679,431	$29,996	$2,956,469
Financial Officer

Randy Engel	2011	$575,000		$388,125	$1,394,751	(10)	$628,320	$194,062	$1,186,910	$46,253	$4,413,421
Executive Vice President,	2010	$545,000		$300,000	$2,340,681		$699,990	$287,910	$795,086	$35,248	$5,003,915
Strategic Development	2009	$486,917		$310,000	$383,657		$539,206	$268,194	$547,471	$28,919	$2,564,364

Brian Hill	2011	$675,000		$352,688	$1,734,543	(11)	$856,800	$240,469	$162,126	$39,512	$4,061,138
Executive Vice President,	2010	$605,000		$325,000	$2,766,402		$749,995	$319,606	$103,963	$140,979	$5,010,945
Operations	2009	$625,660		$400,000	$407,627		$557,214	$344,580	—	$12,781	$2,347,862

Guy Lansdown	2011	$675,000		$0	$1,734,543	(12)	$818,720	$240,469	$1,284,886	$67,846	$4,821,464
Executive Vice President,	2010	$605,000		$300,000	$2,664,342		$749,995	$319,606	$876,471	$39,127	$5,554,541
Discovery & Development	2009	$574,000		$365,000	$452,286		$635,654	$316,159	$665,057	$32,935	$3,041,091

(1)	Amounts shown represent the Strategic Objective Bonuses paid in cash. Please see the discussion of Strategic Objective Bonus in the CD&A for an explanation as to the payout for 2011.
(2)

Amounts shown represent the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC 718”). For the financial performance stock bonus, the grant date fair value is the number of shares granted multiplied by the fair market value on the date of grant. The Company’s 2005 Stock Incentive Plan defines fair market value of the stock as the average of the high and low sales price on the date of the grant, which is the grant date fair value for the financial performance stock bonus. The fair market values are $43.19 (February 2009), $49.64 (March 2010) and $54.715 (February 2011). In 2010, the Company added the Performance Leveraged Stock Unit bonus program, including a 3-year feather-in of the grants, as described in the CD&A. As a result, the stock awards for 2010 appear large due to the one-time feathering-in process for the Performance Leveraged Stock Unit bonus program. Pursuant to ASC 718, the aggregate grant date fair value of Performance Leveraged Stock Units is determined by a Monte Carlo calculation model, which determined a grant date fair value of the 2010 feather-in grant of $64.55 for the 2010 grant, $67.50 for the 2010-2011 grant and $70.25 for the 2010-2012 grant. The Monte Carlo calculation model grant date fair value of the 2011 Performance Leveraged Stock Unit bonus grant is $76.08.

(3)

Amounts shown represent the aggregate grant date fair value computed in accordance with the ASC 718, which is the number of options granted multiplied by the Black Scholes value. The Black Scholes values are $12.88 (May 2009), $20.01 (April 2010) and $19.04 (April 2011).

(4)	Amounts shown represent Corporate Performance Bonuses paid in cash.
(5)

Amounts shown represent the increase in the actuarial present value under the Company’s qualified and non-qualified defined benefit pension plans. The change in pension value for the non-qualified pension plan increased significantly in 2011 due to the Pension Benefit Guaranty Corporation (“PBGC”) rate change, decrease in interest rates (both PBGC rates and FASB rates) as well as increase in pay. The non-qualified pension plan (Pension Equalization Plan “PEP”) present values are based on both the FASB and PEP interest rates. The PEP interest rate is based upon the PBGC interest rate. At December 21, 2011, the PBGC lump sum interest rate was 1.50%, at December 31, 2010 the PBGC lump sum interest rate was 2.25%, and at December 31, 2009 the PBGC lump sum interest rate was 2.50%. The PBGC rate change increased the present values of the PEP. At December 31, 2011 the FASB rate was 5.35%, at December 31, 2010 the FASB rate was 5.75%, and at December 31, 2009 the FASB rate was 6.1%.

(6)	Amounts shown are described in the All Other Compensation Table below.
(7)	Amount includes $5,000 for salary correction from 2009, when Mr. O’Brien was underpaid $5,000 in salary due to administrative error.
(8)

Figure includes target performance leveraged stock units of $2,391,651 calculated utilizing the Monte Carlo calculation model and values discussed in footnote 2 to the Summary Compensation Table. The maximum number of performance leveraged stock units are shown in the Grants of Plan Based Awards Table.

(9)

Figure includes target performance leveraged stock units of $773,581 calculated utilizing the Monte Carlo calculation model and values discussed in footnote 2 to the Summary Compensation Table. The maximum number of performance leveraged stock units are shown in the Grants of Plan Based Awards Table.

(10)

Figure includes target performance leveraged stock units of $717,434 calculated utilizing the Monte Carlo calculation model and values discussed in footnote 2 to the Summary Compensation Table. The maximum number of performance leveraged stock units are shown in the Grants of Plan Based Awards Table.

(11)

Figure includes target performance leveraged stock units of $982,649 calculated utilizing the Monte Carlo calculation model and values discussed in footnote 2 to the Summary Compensation Table. The maximum number of performance leveraged stock units are shown in the Grants of Plan Based Awards Table.

(12)

Figure includes target performance leveraged stock units of $982,649 calculated utilizing the Monte Carlo calculation model and values discussed in footnote 2 to the Summary Compensation Table. The maximum number of performance leveraged stock units are shown in the Grants of Plan Based Awards Table.

Refer to the Compensation Discussion and Analysis section for a description of the components of compensation, along with a description of all material terms and conditions of each component. In 2011, salary and bonus payments accounted for 11% of Mr. O’Brien’s total compensation as reflected in the Summary Compensation Table. Salary and bonus accounted for 20%, 22%, 25% and 14% of Messrs. Ball’s, Engel’s, Hill’s and Lansdown’s total compensation, respectively, as reflected in the Summary Compensation Table.

2011 All Other Compensation Table

Name	Company Contributions to Defined Contribution Plans ($)	Change in Value of Post- Retirement Medical and Life Insurance	Perquisites(1) ($)		Relocation Reimbursement and Tax Gross- Ups ($)	Total ($)
Richard T. O’Brien	$12,000	$69,445	$12,956	(2)	—	$94,401
Russell Ball	$12,000	$33,201	—		—	$45,201
Randy Engel	$12,000	$34,253	—		—	$46,253
Brian Hill	$12,000	$27,512	—		—	$39,512
Guy Lansdown	$12,000	$55,846	—		—	$67,846

(1)	The Company provides a limited number of perquisites to its executive officers. See the Compensation Discussion and Analysis section for a description of perquisites.
(2)	Amount shown represents amounts paid for golf club membership ($7,033) and personal use of administrative assistant services ($5,923).

2011 Grants of Plan-Based Awards Table

								All Other	All Other
								Stock	Option			Grant Date
	Estimated Possible Payouts							Awards	Awards:	Exercise	Closing	Fair Value
	Under							Number of	Number of	or Base	Price	of
	Non-Equity Incentive Plan				Estimated Future Payouts Under			Shares of	Securities	Price of	on	Stock and
	Awards(1)				Equity Incentive Plan Awards(2)			Stock or	Underlying	Option	Grant	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Options(4)	Awards(5)	Date	Awards(6)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ /Sh)	($ /Sh)	($)
Richard T. O’Brien
2011 Corporate
Performance Bonus		$431,250	$862,500	$1,725,000
2011-2013 PSU					15,718	31,436	62,872
FPS	2/28/2011							41,711				$2,282,217
2011 PSU grant	3/1/2011							19,663				$1,102,259
Options	4/25/2011								105,000	$58.685	$57.79	$1,999,200

Russell Ball
2011 Corporate Performance Bonus		$139,500	$279,000	$558,000
2011-2013 PSU					5,084	10,168	20,336
FPS	2/28/2011							12,834				$702,212
2011 PSU grant	3/1/2011							6,085				$341,110
Options	4/25/2011								36,500	$58.685	$57.79	$694,960

Randy Engel
2011 Corporate Performance Bonus		$129,375	$258,750	$517,500
2011-2013 PSU					4,715	9,430	18,860
FPS	2/28/2011							12,379				$677,317
2011 PSU grant	3/1/2011							5,870				$329,058
Options	4/25/2011								33,000	$58.685	$57.79	$628,320

Brian Hill
2011 Corporate Performance Bonus		$160,313	$320,625	$641,250
2011-2013 PSU					6,458	12,916	25,832
FPS	2/28/2011							13,742				$751,894
2011 PSU grant	3/1/2011							6,516				$365,271
Options	4/25/2011								45,000	$58.685	$57.79	$856,800

Guy Lansdown
2011 Corporate Performance Bonus		$160,313	$320,625	$641,250
2011-2013 PSU					6,458	12,916	25,832
FPS	2/28/2011							13,742				$751,894
2011 PSU grant	3/1/2011							6,516				$365,271
Options	4/25/2011								43,000	$58.685	$57.79	$818,720

(1)

Amounts shown represent threshold, target and maximum amounts for 2011 Corporate Performance Bonuses. The Compensation Committee established the target for corporate metrics on April 18, 2011. Payments of Corporate Performance Bonuses for 2011 performance are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Refer to the Compensation Discussion and Analysis for a description of the criteria for payment of Corporate Performance Bonuses.

(2)

Amounts shown represent the threshold, target and maximum number of shares of the Performance Leveraged Stock Unit Bonuses potentially awardable for the targets set in 2011, which will payout in 2013. Refer to the Compensation Discussion and Analysis for a description of the terms of and criteria for making these awards, and the payouts for the 2011 performance year on March 2, 2012.

(3)

Refer to the Compensation Discussion and Analysis sections on Financial Performance Stock Bonus and 2011 Performance Leveraged Stock Units for a description of the terms of and criteria for making these awards.

(4)	Refer to the Compensation Discussion and Analysis for a description of the terms of and criteria for making these awards.
(5)

Exercise or base price is determined by the average of the high and low sales price of Common Stock on the New York Stock Exchange on grant date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee.

(6)

Amounts shown represent Financial Performance Stock Bonuses awarded on February 28, 2011, for 2010 performance, Performance Leveraged Stock Unit Bonuses awarded on March 1, 2011, for 2010 performance (this was the first grant of a two-year feather-in program for the three year performance period on Performance Leveraged Stock Units) and stock option awards made on April 25, 2011. For Financial Performance Stock Bonuses and Performance Leveraged Stock Unit Bonuses, fair value is calculated using the average of the high and low stock price on the date of grant, $54.715 on February 28, 2011, for FPS and $56.0575 on March 1, 2011, for PSU. For stock options, fair value is calculated using the Black Scholes value on the grant date of $19.04.

2011 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2)(#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)

Name	Exercisable	Unexercisable
Richard T.O’Brien	20,000			$45.16	10/26/05	10/26/15
	45,000			$57.71	4/26/06	4/26/16
	25,000			$42.06	4/30/07	4/30/17
	112,500			$44.49	4/28/08	4/28/18
		300,000	(4)	$26.91	10/31/08	10/31/18
	80,356	40,179	(5)	$39.95	5/4/09	5/4/19
	26,653	53,307	(6)	$55.675	4/29/10	4/29/20
		105,000	(7)	$58.685	4/25/11	4/25/21
							100,000	(4)	$6,001,000
							16,691	(8)	$1,001,627
							27,727	(9)	$1,663,897
2010-2012 PSU										45,018	$2,701,530
2010-2013 PSU										67,528	$4,052,355
2011-2014 PSU										62,872	$3,772,949
Russell Ball	7,500			$49.725	12/2/03	12/2/13
	3,750			$40.43	4/27/04	4/27/14
	6,250			$45.74	12/7/04	12/7/14
	6,250			$45.16	10/26/05	10/26/15
	15,000			$57.71	4/26/06	4/26/16
	15,000			$42.06	4/30/07	4/30/17
	25,000			$44.49	4/28/08	4/28/18
	31,626	15,813	(5)	$39.95	5/4/09	5/4/19
	11,660	23,322	(6)	$55.675	4/29/10	4/29/20
		36,500	(7)	$58.685	4/25/11	4/25/21
							7,227	(8)	$433,692
							8,556	(9)	$513,446
2010-2012 PSU										13,932	$836,059
2010-2013 PSU										20,900	$1,254,209
2011-2014 PSU										20,336	$1,220,363
Randy Engel	2,250			$49.725	12/2/03	12/2/13
	3,750			$45.74	12/7/04	12/7/14
	3,750			$45.16	10/26/05	10/26/15
	8,500			$57.71	4/26/06	4/26/16
	25,000			$44.49	4/28/08	4/28/18
	27,908	13,995	(5)	$39.95	5/4/09	5/4/19
	11,660	23,322	(6)	$55.675	4/29/10	4/29/20
		33,000	(7)	$58.685	4/25/11	4/25/21
							6,461	(8)	$387,725
							8,253	(9)	$495,263
2010-2012 PSU										13,440	$806,534
2010-2013 PSU										20,160	$1,209,802
2011-2014 PSU										18,860	$1,131,789
Brian Hill	20,000			$44.49	4/28/08	4/28/18
	28,841	14,421	(5)	$39.95	5/4/09	5/4/19
	12493	24,988	(6)	$55.675	4/29/10	4/29/20
		45,000	(7)	$58.685	4/25/11	4/25/21
							8,301	(8)	$498,143
							9,162	(9)	$549,812
2010-2012 PSU										14,918	$895,229
2010-2013 PSU										22,378	$1,342,904
2011-2014 PSU										25,832	$1,550,178
Guy Lansdown	16,667			$44.49	4/28/08	4/28/18
	32,901	16,451	(5)	$39.95	5/4/09	5/4/19
	12,493	24,988	(6)	$55.675	4/29/10	4/29/20
		43,000	(7)	$58.685	4/25/11	4/25/21
							7,616	(8)	$457,036
							9,162	(9)	$549,812
2010-2012 PSU										14,918	$895,229
2010-2013 PSU										22,378	$1,342,904
2011-2013 PSU										25,832	$1,550,178

(1)	Stock options are generally granted one time per year. Stock options were granted two times per year prior to 2006.
(2)	Stock options vest at the rate of 33 1/3% per year, unless accelerated as explained in the Compensation Discussion and Analysis section.
(3)	Assumes stock price of $60.01 the closing price on December 31, 2011.
(4)	Vesting date is October 31, 2013.
(5)	Vesting date is May 4, 2012.
(6)	Vesting dates are April 29, 2012 and 2113.
(7)	Vesting dates are April 25, 2012, 2013 and 2014.
(8)	Vesting date is March 1, 2012.

(9)	Vesting dates are February 28, 2012 and 2013.
(10)

Maximum number of Performance Leveraged Stock Units are shown for all outstanding targets for which performance and grant are not yet determined, which are described in the Compensation Discussion and Analysis. The maximum number represents twice the target number of units.

2011 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard T. O’Brien	40,000	$846,232	67,129	$3,777,718
Russell Ball	—	—	22,186	$1,247,854
Randy Engel	—	—	20,352	$1,144,061
Brian Hill	—	—	25,022	$1,434,197
Guy Lansdown	32,500	$622,433	23,323	$1,311,540

2011 Pension Benefits Table(1)

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Richard T. O’Brien	Pension Plan	6.3	$234,841	—
	Pension Equalization Plan	6.3	$3,578,518	—
Russell Ball	Pension Plan	17.6	$539,600	—
	Pension Equalization Plan	17.6	$3,122,840	—
Randy Engel	Pension Plan	18	$539,372	—
	Pension Equalization Plan	18	$2,556,634	—
Brian Hill	Pension Plan	2	$43,764	—
	Pension Equalization Plan	2	$222,324	—
Guy Lansdown	Pension Plan	18.3	$546,160	—
	Pension Equalization Plan	18.3	$3,137,979	—

(1)	All calculations in the 2011 Pension Benefits Table were calculated using target Corporate Performance Bonus for 2011, and 50% of maximum Strategic Objectives Bonus.

The Company provides two tax-qualified retirement plans, a Pension Plan and a Savings Plan (401(k) plan). In addition, the Company offers a non-qualified pension plan (the “Pension Equalization Plan”), and non-qualified savings plan (the “Savings Equalization Plan”) for highly compensated employees.

Pension Plan. Messrs. O’Brien, Ball, Engel, Hill and Lansdown are participants in the qualified Pension Plan. The Pension Plan is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The plan provides for post-retirement payments determined by a formula based upon age, years of service and pension-eligible earnings for employees hired before January 1, 2007, called the final average pay calculation. For employees hired after January 1, 2007, the plan provides for post-retirement payments determined by a formula based upon years of service.

Final Average Pay Calculation. Age 62 is the normal retirement age under the Pension Plan for final average pay calculation, meaning the age upon which the employee may terminate employment and collect benefits, or a participant may retire at age 55 with 10 years of service and collect reduced benefits immediately. If a Pension Plan participant terminates employment prior to age 55, but has a vested benefit by having acquired 5 years of service with the Company, the participant will begin to collect a benefit at age 62. If the participant terminates employment prior to age 55, but has 10 or more years of service with the Company, the participant may elect to collect a reduced benefit at age 55. If a participant attains the age of 48, has 10 years of service, and is terminated from employment within 3 years of a change of control, the participant is entitled to commence benefits. The Pension Plan utilizes the same definition of change of control as the Executive Change of Control Plan. The formula based upon age and years of service for benefits provides a strong incentive for Company employees to remain employed with the Company, even in times of high demand in the employment marketplace.

According to the Pension Plan, at the normal retirement age of 62, the Company calculates the monthly pension benefit amount through the following formula:

1.75% of the average monthly salary minus (-) 1.25% of the participant’s primary social security benefit times (×) the participant’s years of credited service

To determine the average monthly salary, the Company calculates the highest average from 5 consecutive prior years of employment within the last 10 years of employment of regular pay, vacation pay, cash bonus and a pro-rated severance or change of control payment, if applicable. Salary does not include stock based compensation, foreign assignment premiums, signing bonuses, fringe benefits, payments from non-qualified plans or indemnity benefit payments. In the event a vested participant dies prior to the commencement of benefit payments, the participant’s legal spouse receives survivor benefits which are calculated based upon the pension benefit that the participant would have received upon retirement the day prior to death with an additional reduction factor applied. If the participant does not have a legal spouse, there is no benefit paid.

In the event of early retirement, meaning after reaching the age of 55 and at least 10 years of service, a participant is eligible to collect a monthly pension benefit upon retirement using the formula above with the following reductions:

Early Retirement Reductions

Age at Termination	Years of Service	Reduction
55	At least 30	no reduction — payable upon termination
60	At least 10	lesser of 1/3 of 1% for each month of service less than 30 years of service (4% per year) or 1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination
At least 55	At least 10	1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination
Under 55	At least 10	1/2 of 1% for each month by which the date of benefit commencement precedes age 62 (6% per year) payable following termination and attainment of age 55
	At least 30	No reduction — payable at age 55

Change of Control Early Retirement

Age	Years of Service	Reduction
48 at time of change of control	At least 10	Lower reduction of 2% for each year by which termination precedes age 62, or applicable reduction above

Stable Value Calculation

For a participant in the stable value pension, benefits are determined as follows:

Full Years of Services Completed by the end of the Plan Year	Percentage of Salary up to and including Social Security Wage Base	Percent of Salary Over the Social Security Wage Base
0-9	13%	21%
10-19	15%	23%
20+	17%	25%

The stable value benefit, as of a given date, is the sum of all of the amounts accrued for each year of service. Salary in the stable value pension is defined the same as in the final average pay pension. Normal retirement age under the stable value pension is 65 and the vesting period is 5 years. If a stable value participant has 5 years of service and separates employment with Newmont prior to age 65, the participant is entitled to a reduced benefit. Under the stable value pension, participants may take their benefit in lump sum or an annuity.

Messrs. O’Brien, Ball, Engel and, Lansdown have vested benefits under the Pension Plan by virtue of five or more years of service. Mr. Hill participates in the stable value calculation of the Pension Plan of Newmont based upon his date of hire and he does not have vested benefits under the Pension Plan, as he does not have five years of service with the Company.

The Pension Plan contains a cap on eligible earnings as required by the Internal Revenue Code as well as a cap on benefits as required by section 415 of the Internal Revenue Code. This cap limits the pension benefits that executive-grade employees of the Company can receive under the Pension Plan.

Pension Equalization Plan. The Pension Equalization Plan provides for an actuarially determined present value cash lump sum amount upon retirement at age 62, or upon termination after 5 years of service with the Company. The Company determines the lump sum amount by calculating a full pension benefit under the Pension Plan, utilizing the definition of Salary from the Pension Equalization Plan, and subtracting the actual benefit owed under the Pension Plan that is subject to the cap in benefits. The definition of Salary under the Pension Equalization Plan excludes bonus amounts in the form of restricted stock for executives hired or promoted to executive status after January 1, 2004. In other words, if a Company executive attained executive status before January 1, 2004, that executive will have restricted stock bonus amounts included as eligible earnings in the Pension Equalization Plan until December 31, 2007. Any bonus amounts in the form of restricted stock after December 31, 2007, will not be included for pension equalization benefits calculation purposes. The Company will calculate Salary for any executive entitled to include restricted stock in the definition of salary as of December 31, 2007. When such executive terminates employment with the Company, the executive shall receive benefits under the Pension Equalization Plan calculated with the higher of the salary calculation as of December 31, 2007, that includes restricted stock, or the salary calculation at the time of termination that excludes restricted stock.

If a participant dies while employed with the Company, or after retirement but before receipt of benefits under the Pension Equalization Plan, and the participant was entitled to benefits under the Pension Plan, the participant’s legal spouse receives survivor benefits which are calculated based upon the full Pension Equalization benefit minus the Pension Plan benefit amount. If the Company terminates a participant for cause, the participant forfeits all benefits under the Pension Equalization Plan.

Pension Calculation Assumptions. The qualified pension present value uses a discount rate at December 31, 2011, of 5.35% and FASB mortality. The pension equalization value uses a pension equalization plan lump sum rate of 1.50% as of December 31, 2011, and mortality as defined in the Pension Equalization Plan to determine the lump sum payable at an executive’s earliest unreduced retirement age. The present value of the qualified and pension equalization pensions are also discounted from the earliest unreduced retirement age to current age using the FASB rate of 5.35%.

2011 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Richard T. O’Brien	—	—	$(1,186)	—	$63,331
Russell Ball	$12,400	—	$(52,021)	—	$866,438
Randy Engel	—	—	—	—	—
Brian Hill	—	—	—	—	—
Guy Lansdown	$25,313	—	$(31,037)	—	$724,427

(1)	Amounts shown are included in the Salary column of the Summary Compensation Table.

Amounts shown are part of the Company’s Savings Equalization Plan. The Company maintains a Savings Plan and a Savings Equalization Plan for eligible employees.

Savings Plan. The Savings Plan is the Company’s defined contribution plan that is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The Savings Plan provides that eligible employees may contribute before-tax or after-tax compensation to a plan account for retirement savings. Under the Savings Plan, the Company will match 100% of the first 6% of a participant’s contribution to the Savings Plan up to a limit of $12,000 annually. The Company contribution vests as follows:

Savings Plan Vesting Schedule

Years of Service	Percentage of Company Contribution Vested
Less than 1 year	0
1 year	20
2 years	40
3 years	60
4 or more years	100

In the event of death, disability, retirement, change of control (same definition as Executive Change of Control Plan explained in the Potential Payments Upon Termination or Change of Control section below) or termination of the Savings Plan, a participant is fully vested in the Company contribution component of the Savings Plan. In accordance with the Internal Revenue Code, the Savings Plan limits the before-tax and after-tax contributions that highly compensated participants may make to the Savings Plan.

Savings Equalization Plan. The Savings Equalization Plan allows eligible participants the opportunity to defer up to 100% of compensation (minus before-tax contributions under the Savings Plan) beyond the Internal Revenue Code limitations set forth in the Savings Plan on a pre-tax basis. The Savings Equalization Plan is a non-qualified deferred compensation plan. To participate in the Savings Equalization Plan, an employee must have a base salary over $175,000 and be eligible to participate in the Savings Plan of Newmont. The purpose of the Savings Equalization Plan is to allow highly compensated employees a way to defer additional compensation for post-employment savings purposes beyond the limits set forth in the Savings Plan. A participant’s deferred compensation is contributed at the direction of the participant to various hypothetical investment alternatives, including a hypothetical investment in shares of Company stock. Such investments are selected by a committee of Company representatives, with the advice of professional investment managers. Company matching contributions are credited to a participant’s account in phantom shares of Company stock. The Company contribution in the Savings Equalization Plan is subject to a cap of $12,000 per year (in the aggregate with any Company contribution to the Savings Plan) for each participant. The Savings Equalization Plan contains a 4 year vesting period for the Company contribution that is the same as for the Savings Plan.

Upon distribution of Savings Equalization Plan accounts, the participant receives a cash amount equal to the value of the contributions if such contributions had been invested in the Savings Plan, as of the applicable valuation date. A participant receives distribution of Savings Equalization amounts in lump-sum form, or at a pre-selected distribution date in the future according to the provisions of the plan.

In the event a participant of the Savings Equalization Plan terminates employment with the Company due to retirement, death or disability, or change of control, the Company contribution will vest at 100% regardless of years of service, and the participant receives a single lump sum cash payment for the value of the accounts and Company match as soon as administratively possible following the applicable valuation date. In the event a participant of the Savings Equalization Plan terminates employment with the Company for any reason other than retirement, death, change of control or disability, the participant receives a single lump sum cash payment for the value of the accounts and the applicable percentage of vested Company match based upon years of service as provided above, as soon as administratively possible following the applicable valuation date. A participant in the Savings Equalization Plan is subject to the risk of decline in his or her account if the hypothetical investments chosen decline in value. In the event the Company terminates the employment of a participant of the Savings Equalization Plan due to cause, the participant forfeits all Company contributions under the Savings Equalization Plan.

In early 2010, the Company established a trust for participants account balances in the Savings Equalization Plan and the Company funds the participant account balances in the trust. The assets held in this trust may be subject to claims of the Company’s creditors in the event the Company files for bankruptcy.

Potential Payments Upon Termination or Change of Control.

Terms of Plans: See the Compensation Discussion and Analysis section and the text following the tables for a description of the material terms, conditions and assumptions for any of the Company’s benefit plans.

Retirement Benefits: None of the currently employed Named Executive Officers are eligible for retirement as of December 31, 2011. However, Messrs. O’Brien, Ball, Engel and Lansdown have vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table for the present value of vested benefits under these plans.

Voluntary Termination: The Named Executive Officers would receive no payments or other benefits upon voluntary termination, except for vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table for the present value of vested benefits under these plans.

Termination Not For Cause: On October 25, 2011, the Board of Directors and the Compensation Committee of the Board adopted an Executive Severance Plan applicable to the Senior Director and above levels of the Company. Under the new plan, any eligible employee who is subject to involuntary termination of employment for any reason other than cause is entitled to severance benefits. Cause is defined as engagement in illegal conduct or gross negligence, or willful misconduct or any dishonest or fraudulent activity, breach of any contract, agreement or representation with the Company, or violation of Newmont's Code of Business Ethics and Conduct. Severance benefits consist of: 1) a fixed number of months of base salary; 2) target pro-rated bonus; 3) medical benefits for the severance period, not to exceed 18 months; and 4) outplacement services for up to 12 months. The range of fixed number of months of base salary for the Named Executive Officers is 24 months of salary for Mr. O’Brien and 15 months of salary + 1 month of salary for every year of service up to a maximum of 18 months of salary for Messrs. Ball, Engel, Lansdown and Hill. For equity grants made in 2012 and going forward, in the case of separation of employment under the Executive Severance Plan, there shall be no acceleration of unvested options and a pro-rata percent acceleration of restricted stock units (under the Financial Performance Share and the Performance Share Unit programs).

Termination For Cause: No additional benefits are payable in any case of termination for cause. The Company’s plans generally define cause as: (a) willful and continued failure of participant to perform substantial duties, follow Company policy or Company code of conduct, after written demand for substantial performance; (b) illegal conduct, gross negligence or willful misconduct; or (c) dishonest or fraudulent conduct or breach of contract.

Change of Control: The Company’s 2005 Stock Incentive Plan provides for vesting of unvested restricted stock, restricted stock units and stock options upon a change of control of the Company, unless otherwise provided in an incentive plan or award agreement, such as Mr. O’Brien’s October 2008 grant of stock and options and the PSU program that the Company began in 2010. Beginning with equity grants in 2012, acceleration of any equity grant requires a double-trigger of a change of control and a termination of employment. The cash bonus plan provides for payment of pro-rated target Corporate Performance Bonus and Strategic Objectives Bonus upon a change of control. The Pension Plan provides a retirement option at age 48 with 10 years of service and a lesser reduction factor in benefits, compared to circumstances not involving a change of control. Additionally, the Savings Plan and Savings Equalization Plan provide for immediate vesting of the Company matching contributions which is capped at a cumulative total of $12,000 per year for both plans.

The Company’s Executive Change of Control Plan applies to executive grade level employees, including the Named Executive Officers, in the event of a change of control, which is generally defined as:

1)	The acquisition of beneficial ownership of 20% or more of either (a) the then outstanding shares of the Company; or (b) the combined voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (but not an acquisition by a Company entity or Company benefit plan); or

2)	The individuals constituting the Company’s Board of Directors on January 1, 2008, cease to constitute at least a majority of the Board, with certain exceptions allowing the Board the ability to vote in new members by a majority; or

3)	Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation. The acquisition of assets of another corporation does not constitute a change of control if certain requirements are met to evidence that the Company is the acquiring company and will conduct the business of the combined entity going forward.

Termination After Change of Control: All of the 2011 Named Executive Officers are subject to the 2008 Executive Change of Control Plan which provides for enhanced benefits in the case of termination within three years following change of control of the Company, in most cases based on salary and bonus payments in previous years. See the Compensation Discussion and Analysis for a description of the 2012 Executive Change of Control Plan which applies to any individual hired or promoted into an eligible position on or after January 1, 2012.

Executives are eligible for benefits under the 2008 Executive Change of Control Plan if terminated within three years of a change of control or if the executive terminates for good reason within three years of change of control. The Change of Control Plan generally defines good reason as any of the following without the executive’s prior consent: (a) reduction in salary, bonus, stock-based compensation from the level immediately preceding the change of control; (b) requiring the executive to relocate his or her principal place of business more than 35 miles from the previous principal place of business; (c) failure by the employer to comply with the obligations under the Change of Control Plan; or (d) assigning the executive duties inconsistent with the executive’s position immediately prior to such assignment or any action resulting in the diminution of the executive’s position, authority, duties or responsibilities.

If an executive is eligible for termination benefits under the Executive Change of Control Plan, the executive is entitled to:

•	pro-rated bonus determined by percentage of the year worked at target level;

•

2 times the “annual pay” for most executives and 3 times for individuals specified by the Newmont Board. Annual pay is defined as annual salary, annual cash bonus at the highest amount that the executive received in the three years prior to the change of control, and the highest employer matching contribution made to the Savings Plan on behalf of the executive in the three years prior to the change of control;

•

a cash amount equal to the actuarial equivalent of three years of additional benefits under the Pension Plan, Pension Equalization Plan, Savings Equalization Plan and credit for three additional years under these plans for purposes of actuarial calculations;

•	for a three year period, health, dental, vision, prescription, disability and life insurance benefits for the executive and his or her family;

•	outplacement services consistent with the Company’s practices during the one-year period prior to the change of control; and

•	certain gross-up payments for excise taxes on the change of control payment.

Messrs. O’Brien, Ball, Engel, Hill and Lansdown participate in the 2008 Executive Change of Control Plan at three times annual pay level as of December 31, 2011. These individuals are designated for the enhanced benefits because they all hold positions that would require continuity during a change of control or threatened change of control. In addition, the positions that the designated individuals hold are at high risk for change of personnel in the event of a change of control and the enhanced benefit provides additional incentive for such executives to stay with the Company despite any concerns regarding a change of control.

Death: Upon the death of one of the Named Executive Officers, payment is made to the estate based on the terms of the Officers Death Benefit Plan. The Officer’s Death Benefit Plan provides for a cash payment upon the death of currently employed executive-level officers of the Company, as well as eligible retired executive-level officers. The Officer Death Benefit Plan provides a lump sum cash benefit paid by the Company upon death as follows:

•	3 times final annual base salary for an executive officer who dies while an active employee;

•	1 times final annual base salary for an eligible executive officer who dies after retiring at or after normal retirement age of 62; and

•	30% to 90% of final annual base salary for an eligible executive officer for retirement prior to normal retirement age, depending on the number of years remaining to normal retirement age.

Messrs. O’Brien, Ball, Engel, Hill and Lansdown are currently employed executive-level officers of the Company, and thus eligible for the Officer Death Benefit Plan, in the event of death during employment.

Disability: The Company has a short-term disability plan that provides for up to five months of disability absence with base pay depending upon the employee’s years of service with the Company. In the event of long-term disability, the Company has an insurance plan that provides a maximum monthly benefit to executives and officers of the Company of $13,000 per month. The maximum benefit period for the long-term disability benefit varies depending upon the age on date of disability.

Disability Coverage: The value of disability coverage is based on the incremental additional cost to the Company for additional coverage. The Executive Change of Control Plan generally provides for 3 years of disability coverage for the Named Executive Officers.

2011 Performance Bonuses: All amounts shown for Bonuses include Corporate Performance Bonuses, Performance Leveraged Stock Unit Bonuses and Financial Performance Stock Bonuses and are calculated at target level for 2011 performance. The Strategic Objectives Bonuses are calculated at target.

Accelerated Vesting of Restricted Stock and Stock Options: The amounts shown assume vesting as of December 30, 2011, of restricted stock, restricted stock units or stock options at the December 30, 2011, closing price of $60.01. The amounts shown do not include any vested stock awards.

Performance Leverage Stock Unit Bonus: The amounts shown for the Performance Leveraged Stock Unit Bonus in the event of a Change of Control assume target payout and a stock price of $60.01 the December 30, 2011, closing price, because there is no change of control price to determine actual payout, as contemplated by the PSU program.

Incremental Non-Qualified Pension: The amounts shown as Incremental Non-Qualified Pension are based on 3 additional years of service credit following termination of employment in the case of change of control, and an additional period of service based on years of service in the case of termination not for cause. All amounts payable are based upon the same assumptions and plan provisions used in the Summary Compensation Table and Pension Benefits Table, except that for the Termination After Change of Control calculation does not include a present value discount.

Health Care Benefits: The value of health care benefits disclosed below is based on the incremental additional cost to the Company for the length of coverage specified in the Severance Plan, the Executive Change of Control Plan or Disability Plan, except that for Change of Control, the amount is determined without any present value discount.

Life Insurance: Life insurance coverage and proceeds are provided under the terms of the Officers Death Benefit Plan.

280G Tax Gross-Up: Upon a change of control of the Company, the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. The Company has agreed to reimburse the executive for all excise taxes that are imposed on the executive under Section 280G and any income taxes and excise taxes that are payable by the executive as a result of any reimbursements for Section 280G taxes, if payment to an individual beneficiary exceeds 110% of the safe harbor under Section 4999. If the payment to the individual does not exceed 110% of the safe harbor under Section 4999, the change of control benefit will be reduced to fall within the safe harbor, rather than providing an excise tax gross-up. Any 280G tax gross-up amounts reflected in the tables below assume that the executive is entitled to a full reimbursement by the Company of any (a) excise taxes that are imposed on the executive as a result of the change of control, (b) any income and excise taxes imposed on the executive as a result of the Company’s reimbursement of the excise tax amount, and (c) any additional income taxes and excise taxes that are imposed on the executive as a result of the Company’s reimbursement of the executive for any excise or income taxes. The calculation of the 280G gross-up amount in the tables below is based upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 4.63% state income tax rate. For purposes of the Section 280G calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the executive executing a non-competition agreement.

The following tables describe the estimated potential payments upon termination or change of control of the Company for the Named Executive Officers. The amounts shown assume that the termination or change of control occurred on December 31, 2011. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Potential Payments on Termination

	Termination Not For Cause ($)	Change of Control ($)	Termination After Change of Control ($)	Death ($)	Disability ($)
Richard T. O’Brien
Base Benefit	$2,300,000	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$1,725,000	$1,725,000	—	$1,725,000	$1,725,000
Financial Performance Stock Bonus	—	—	—	$1,889,175	$1,889,175
Performance Leveraged Stock Unit Bonus	$3,330,375	$3,330,375	$1,933,042	$3,330,375	$3,330,375
Change of Control Payment	—	—	$9,934,275	—	—
Accelerated Vesting of Restricted Stock Units	$8,666,524	$2,665,524	$6,001,000	$6,466,677	$6,466,677
Accelerated Vesting of Stock Options	$10,578,154	$1,176,202	$9,930,000	$10,578,154	$10,578,154
Incremental Non-Qualified Pension	$162,639	—	$4,278,072	—	—
Health Care Benefits	$16,008	—	$34,045	—	—
Life Insurance Coverage	$29,567	—	$48,991	—	—
Life Insurance Proceeds	—	—	—	$3,450,000	—
Disability Coverage	—	—	$3,366	—	—
Outplacement Services	$25,000	—	$25,000	—	—
280G Tax Gross-Up	—	—	$10,202,223	—	—
Total	$26,833,267	$8,897,101	$42,390,014	$27,439,381	$23,989,381

Russell Ball
Base Benefit	$930,000	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$589,000	$589,000	—	$589,000	$589,000
Financial Performance Stock Bonus	—	—	—	$611,142	$611,142
Performance Leveraged Stock Unit Bonus	$1,039,433	$1,039,433	$615,883	$1,039,433	$1,039,433
Change of Control Payment	—	—	$3,846,006	—	—
Accelerated Vesting of Restricted Stock Units	$947,138	$947,138	—	$947,138	$947,138
Accelerated Vesting of Stock Options	$257,068	$466,672	—	$466,672	$466,672
Incremental Non-Qualified Pension	$156,818	—	$3,846,391	—	—
Health Care Benefits	$31,979	—	$68,009	—	—
Life Insurance Coverage	$3,642	—	$8,768	—	—
Life Insurance Proceeds	—	—	—	$1,860,000	—
Disability Coverage	—	—	$3,366	—	—
Outplacement Services	$25,000	—	$25,000	—	—
280G Tax Gross-Up	—	—	$4,266,089	—	—
Total	$3,980,078	$3,042,243	$12,679,512	$5,513,385	$3,653,385

Potential Payments on Termination, continued.

	Termination Not For Cause ($)	Change of Control ($)	Termination After Change of Control ($)	Death ($)	Disability ($)
Randy Engel
Base Benefit	$862,500	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$546,250	$546,250	—	$546,250	$546,250
Financial Performance Stock Bonus	—	—	—	$566,794	$566,794
Performance Leveraged Stock Unit Bonus	$995,146	$995,146	$578,916	$995,146	$995,146
Change of Control Payment	—	—	$3,524,730	—	—
Accelerated Vesting of Restricted Stock Units	$882,987	$882,987	—	$882,987	$882,987
Accelerated Vesting of Stock Options	$231,147	$424,763	—	$424,763	$424,763
Incremental Non-Qualified Pension	$309,766	—	$3,882,081	—	—
Health Care Benefits	$35,074	—	$74,591	—	—
Life Insurance Coverage	$3,807	—	$9,111	—	—
Life Insurance Proceeds	—	—	—	$1,725,000	—
Disability Coverage	—	—	$3,366	—	—
Outplacement Services	$25,000	—	$25,000	—	—
280G Tax Gross-Up	—	—	$4,075,292	—	—
Total	$3,891,677	$2,849,146	$12,173,087	$5,140,940	$3,415,940

Brian Hill
Base Benefit	$1,012,500	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$641,250	$641,250	—	$641,250	$641,250
Financial Performance Stock Bonus	—	—	—	$776,289	$776,289
Performance Leveraged Stock Unit Bonus	$1,153,572	$1,153,572	$740,583	$1,153,572	$1,153,572
Change of Control Payment	—	—	$3,994,818	—	—
Accelerated Vesting of Restricted Stock Units	$1,047,955	$1,047,955	—	$1,047,955	$1,047,955
Accelerated Vesting of Stock Options	$243,481	$457,233	—	$457,233	$457,233
Incremental Non-Qualified Pension	—	—	$805,720	—	—
Health Care Benefits	$12,024	—	$25,577	—	—
Life Insurance Coverage	$6,560	—	$15,044	—	—
Life Insurance Proceeds	—	—	—	$2,025,000	—
Disability Coverage	—	—	$3,366	—	—
Outplacement Services	$25,000	—	$25,000	—	—
280G Tax Gross-Up	—	—	$1,087,680	—	—
Total	$4,142,342	$3,300,010	$6,697,788	$6,101,299	$4,076,299

Potential Payments on Termination, continued.

	Termination Not For Cause ($)	Change of Control ($)	Termination After Change of Control ($)	Death ($)	Disability ($)
Guy Lansdown
Base Benefit	$1,012,500	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$641,250	$641,250	—	$641,250	$641,250
Financial Performance Stock Bonus	—	—	—	$776,289	$776,289
Performance Leveraged Stock Unit Bonus	$1,153,572	$1,153,572	$740,583	$1,153,572	$1,153,572
Change of Control Payment	—	—	$4,104,477	—	—
Accelerated Vesting of Restricted Stock Units	$1,006,848	$1,006,848	—	$1,006,848	$1,006,848
Accelerated Vesting of Stock Options	$270,033	$495,305	—	$495,305	$495,305
Incremental Non-Qualified Pension	$690,654	—	$4,400,116	—	—
Health Care Benefits	$38,978	—	$82,912	—	—
Life Insurance Coverage	$6,124	—	$14,001	—	—
Life Insurance Proceeds	—	—	—	$2,025,000	—
Disability Coverage	—	—	$3,366	—	—
Outplacement Services	$25,000	—	$25,000	—	—
280G Tax Gross-Up	—	—	$4,703,263	—	—
Total	$4,844,959	$3,296,975	$14,073,718	$6,098,264	$4,073,264

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and holders of greater than 10% of the Company’s outstanding common stock to file initial reports of their ownership of the Company’s equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with in 2011.

Proposal No. 2 — Ratify Appointment of Auditors

Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for Newmont and its subsidiaries for 2012, after evaluation of audit quality, fees, independence and other relevant factors. PwC has served as Newmont’s independent auditors since 2002.

The Board is asking that stockholders ratify the appointment of PwC as independent auditors. If stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider this appointment. Representatives of PwC are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PwC AS NEWMONT’S INDEPENDENT AUDITORS FOR 2012.

Independent Auditors Fees.

PwC billed the following fees in 2011 and 2010 for professional services rendered to Newmont:

	2011	2010(1)
Audit Fees	$5,486,418	$5,034,556
Audit-Related Fees	$356,386	$96,928
Tax Fees	$71,179	$272,431
All Other Fees(2)	$93,806	$41,614
Total(3)	$6,007,789	$5,445,529

(1)	Includes amounts billed in March and April 2011 for services rendered during 2010.
(2)	Represents training and software licensing fees.
(3)	The above fees do not include fees paid to PwC by Newmont partners (Beunaventura and Bumi) of $70,000 and $267,000 for 2011 and 2010, respectively.

The Audit Committee has established procedures for engagement of PwC to perform services other than audit, review and attest services. In order to safeguard the independence of PwC, for each engagement to perform such non-audit service, (a) management and PwC affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring PwC to perform the services; and (c) PwC affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chair its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2011 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. The Audit Committee considered the amount of non-audit services provided by PwC in assessing its independence.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s web site at http://www.newmont.com/our-investors/our-governance.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. The Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the audit process. Additional information about the Committee’s role in corporate governance can be found in the Committee’s charter.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers (“PwC”), the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2011. Management has affirmed to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has received the disclosure and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed PwC’s independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee of the Board of Directors:

Noreen Doyle, Chair

Bruce R. Brook

Vincent A. Calarco

Michael S. Hamson

Proposal No. 3 — To Approve, on an Advisory Basis,

the Compensation of the Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, an advisory vote on the frequency of stockholders votes on executive compensation was conducted in connection with the 2011 Annual Meeting of Stockholders. The Board recommended, and our stockholders agreed, that the advisory vote on executive compensation be held on an annual basis. Upon review of the stockholder voting results concerning that proposal, the Company’s Board of Directors and Compensation Committee determined that we will hold an annual advisory vote on executive compensation. Accordingly, we are asking stockholders to approve on an advisory basis, the compensation of our Named Executive Officers as described in the “Compensation Discussion and Analysis,” the compensation tables and related narrative discussion included in this Proxy Statement. This Proposal No. 3, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2011 executive compensation programs and policies and the compensation paid to the Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this Proxy Statement.

This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to the Named Executive Officers. Because your vote on this proposal is advisory, it will not be binding on us, the Board or the Compensation Committee. However, your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to improve the alignment of the Company’s executive compensation programs with the interests of the Company and its stockholders, and is consistent with our commitment to high standards of corporate governance.

Proposed Resolution

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act of 1933, as amended, including the “Compensation Discussion and Analysis,” compensation tables and related-narrative discussion in this 2012 Proxy Statement, is hereby APPROVED.

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who vote for and against, the proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOREGOING RESOLUTION FOR THE REASONS OUTLINED BELOW.

Our executive compensation program is composed of salary, short-term incentives and long-term incentives and is designed to:

•	motivate executives to achieve business goals that drive value for our stockholders;

•	provide competitive compensation opportunities to attract and retain highly qualified executives;

•	offer performance-based compensation that emphasizes Newmont’s long-term performance, including our high safety and social responsibility standards;

•	provide a mix of cash and equity compensation based on financial and non-financial performance; and

•	provide incentives to improve performance without taking excessive risks.

Our compensation program for our Named Executive Officers includes the following elements:

•

Long-term equity compensation has multi-year performance-based vesting. Long-term equity compensation is designed to align the interests of our executive officers with those of our stockholders by rewarding management for long-term operational, financial and stock price performance — with performance-leverage stock units, financial performance stock bonus awards and stock option awards vesting over multi-year periods;

•

Total cash compensation is tied to performance. Cash awards for the corporate performance bonus component are based upon defined performance metrics, including production, costs applicable to sales, capital expenditures, and reserves and non-reserve mineralization additions, in order to support annual operating and financial performance, and cash awards for the strategic objective bonus component are based upon measures and objectives approved in advance by the Compensation Committee, which are designed to reward achievement of group and individual strategic objectives in support of both current initiatives and long-term sustainability and performance of the Company; and

•

Excluding base salary, all compensation components are at-risk. The Compensation Committee and management believe that the proportion of at-risk, performance-based compensation should rise as an employee’s level of responsibility increases. As such, for our executive officers, all compensation components (excluding base salary) are at-risk, expressed as a percentage of base salary, and designed to drive performance within the control of management, and/or align management with long-term performance rather than simply rewarding shorter-term performance and payout periods. We believe that the mix and structure of compensation strikes the appropriate balance to promote long-term returns without motivating or rewarding excessive risk taking.

For the reason outlined above, we believe that our executive compensation program is well-designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior. Accordingly, we are asking you to endorse our executive compensation program by voting for the above resolution.

We encourage you to read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2011 compensation of our Named Executive Officers.

Other Matters

The Board of Directors does not intend to bring other matters before the Company’s Annual Meeting of Stockholders, except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment. Additional information about Newmont, including its Annual Report on Form 10-K, is available through the Company’s web site, at www.newmont.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Newmont Mining Corporation	INTERNET http://www.proxyvoting.com/nem Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO# 19201	Fulfillment# 19211

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE “FOR” ITEMS 1, 2 and 3.
1. ELECTION OF DIRECTORS

.	FOR	WITHHOLD	ABSTAIN		FOR	WITHHOLD	ABSTAIN
1.1 B.R. Brook	☐	☐	☐	1.10 D.C. Roth	☐	☐	☐

1.2 V.A. Calarco	☐	☐	☐	1.11 S.R. Thompson	☐	☐	☐

1.3 J.A. Carrabba	☐	☐	☐			FOR	AGAINST	ABSTAIN
1.4 N. Doyle	☐	☐	☐	Item 2.	Ratify Appointment of Independent Auditors for 2012.	☐	☐	☐
1.5 V.M. Hagen	☐	☐	☐

1.6 M.S. Hamson	☐	☐	☐	Item 3.	Advisory Resolution to Approve Named Executive Officer Compensation.	☐	☐	☐
1.7 J. Nelson	☐	☐	☐
1.8 R.T. O’Brien	☐	☐	☐	If you plan to attend the meeting, please mark this box.		☐
1.9 J.B. Prescott	☐	☐	☐

The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business which may properly be brought before the meeting or any adjournment thereof.

By execution of the Proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the Annual Meeting.

Proxies can only be given by Newmont Mining common stockholders of record on the Record Date. Please sign your name below exactly as it appears on your stock certificate(s) on the Record Date or on the label affixed hereto. When the shares of Newmont Mining common stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

	Please mark your votes as indicated in this example	☒
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

Signature	Name/Title	Date

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.      Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.      Call toll free 1-866-540-5760 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.      Vote by Internet at our Internet Address: http://www.proxyvoting.com/nem

PLEASE VOTE

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://www.proxyvoting.com/nem

▼ FOLD AND DETACH HERE ▼

PROXY

NEWMONT MINING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 24, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NEWMONT MINING CORPORATION

The undersigned, a holder of record shares of common stock, par value $1.60 per share of Newmont Mining Corporation at the close of business on February 24, 2012 (the “Record Date”), hereby appoints Russell Ball, Stephen P. Gottesfeld and Logan H. Hennessey, and each or any of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the common stock of Newmont Mining Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m. local time on Tuesday, April 24, 2012 at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware USA, and any adjournments thereof, upon the matters listed on the reverse side hereof. The proxies appointed hereby may act by a majority of said proxies present at the meeting (or if only one is present, by that one).

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU VOTE ONE OF THE THREE WAYS DESCRIBED BELOW.

Address Change/Comments (Mark the corresponding box on the reverse side)
SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be signed on reverse side)	WO# 19201	Fulfillment# 19211

VOTING INSTRUCTION FORM

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF NEWMONT MINING CORPORATION

OF CANADA LIMITED FOR THE APRIL 24, 2012 ANNUAL

MEETING OF STOCKHOLDERS OF NEWMONT MINING CORPORATION

The undersigned, having read the Notice of Annual Meeting (the “Annual Meeting”) of stockholders of Newmont Mining Corporation (the “Company”) to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, USA, on Tuesday, April 24, 2012, at 11:00 a.m. local time, the Proxy Statement, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Trust Company of Canada (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of December 15, 2011, among the Company, Newmont Mining Corporation of Canada Limited and the Trustee, as follows:

PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1, 2 AND 3 BELOW, AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE IN ITS DISCRETION.

(Please select one of A, B or C)

A.	☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

1.	Election of Directors.

		FOR	WITHHOLD	ABSTAIN

1.1	B.R. Brook	☐	☐	☐

1.2	V.A. Calarco	☐	☐	☐

1.3	J.A. Carrabba	☐	☐	☐

1.4	N. Doyle	☐	☐	☐

1.5	V.M. Hagen	☐	☐	☐

1.6	M.S. Hamson	☐	☐	☐

1.7	J. Nelson	☐	☐	☐

1.8	R.T. O’Brien	☐	☐	☐

1.9	J.B. Prescott	☐	☐	☐

1.10	D.C. Roth	☐	☐	☐

1.11	S.R. Thompson	☐	☐	☐

2.	Ratify appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	Advisory Resolution to Approve Named Executive Officer Compensation.

FOR	AGAINST	ABSTAIN

☐	☐	☐

1

4.	To vote, in its discretion, on any other business which may properly be brought before the meeting or any adjournment thereof.

FOR	AGAINST

☐	☐

(If you have selected Alternative A, please go directly to the signature page)

B.	☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all the undersigned’s voting rights held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature page)

C.	☐	Deliver a proxy card to at the Annual Meeting with respect to all the undersigned’s voting rights held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

Executed on the      day of             , 2012.

Name:

Print Name:

NOTES:

(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting in the proxy card delivered under Alternative C by inserting in the space provided the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.
(2)	To be valid, this Voting Instruction Form must be signed and deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 in the enclosed return envelope or by fax to (416) 263-9524 prior to 5:00 p.m., Toronto time, on April 23, 2012 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.
(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.
(4)	If the shareholder is a corporation, this Voting Instruction Form must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.
(5)	If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Form must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Form.
(6)	In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.
(7)	If a share is held by two or more persons, each should sign this Voting Instruction Form.
(8)	If this Voting Instruction Form is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

2

NEWMONT MINING CORPORATION

Notice to Exchangeable Shareholders

Our records show that you hold Exchangeable Shares of Newmont Mining Corporation of Canada Limited (“Newmont Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Newmont Mining Corporation (the “Company”), the U.S. parent of Newmont Canada, including the right to attend and vote at meetings of the common stockholders of the Company. The Company will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on April 24, 2012 to

•	Elect directors;

•	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2012;

•	Approve named executive officer compensation; and

•	Transact such other business that may properly come before the meeting.

At such Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of the Company. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 5:00 p.m., Toronto time, on April 23, 2012. The Trustee will not be obligated to act on any instructions received after that time.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on April 23, 2012.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

Non-Registered Holders

Only registered holders of Exchangeable Shares of Newmont Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

Newmont Canada has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(i)

a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which

3

is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by fax to (416) 263-9524 prior to 5:00 p.m., Toronto time, on April 23, 2012; or

(ii)	a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. A Non-Registered Holder generally may revoke a voting instruction form given to an Intermediary by providing written notice to the Intermediary in a reasonable time period prior to the Annual Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies and contact their Intermediaries promptly if they need assistance.

Information Relating to Newmont Mining Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of the Company and you, as a holder of Exchangeable Shares, are entitled to receive dividends from the Company payable at the same time as and equivalent to, on a per-share basis, any dividends paid by the Company to holders of its shares of common stock. As a result of the economic equivalency and voting rights between the Exchangeable Shares and shares of common stock of the Company you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to the Company and not Newmont Canada. Accordingly, it is information related to the Company that is relevant to you and enclosed in this package is the Company’s Proxy Statement which we urge you to read carefully.

4